BEAR STEARNS                                                                                      BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO o DALLAS o LOS ANGELES                                            ASSET-BACKED SECURITIES GROUP
NEW YORK o SAN FRANCISCO o Washington D.C.                                                                 245 Park Avenue
BEIJING o BUENOS AIRES o DUBLIN o GENEVA o HONG KONG                                                  New York, N.Y. 10167
LONDON o Lugano o PARIS o SHANGHAI o TOKYO                                           (212) 272-2000;  (212) 272-7294   fax

                                 FAX TRANSMITTAL
                             Computational Material
               CONTIMORTGAGE Home Equity Loan Trust, Series 1999-1
               ---------------------------------------------------

--------------------------------------------------------------------------------
Fax to:                                                        Date:
Company:                                      # Pages (incl. cover):
Fax No:                                                    Phone No:
--------------------------------------------------------------------------------
From:                                                      Phone No:
--------------------------------------------------------------------------------

      STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES,
                              AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials

----------------------------------------------------------------------------------------------------------------------------------

                                                                                         Final
               Class                              Expected Ratings                     Scheduled
                Size                               Moody's/Fitch/        Average        Payment        Payment
   Class      ($ MM)           Tranche Type              S&P)           Life (1,2)        Date         Window (1,2)     Day Count
==================================================================================================================================
    A-1      $163.375        Fixed Sequential        Aaa/AAA/AAA      0.85 years/MAT     12/25/13    04/99-08/00/17 mo.   30/360
    A-2       97.982         Fixed Sequential        Aaa/AAA/AAA      2.00 years/MAT     12/25/16    08/00-09/01/14 mo.   30/360
    A-3       52.977         Fixed Sequential        Aaa/AAA/AAA      3.00 years/MAT     05/25/21    09/01-10/02/14 mo.   30/360
    A-4(3)    30.125         Fixed Sequential        Aaa/AAA/AAA      4.00 years/MAT     12/25/23    10/02-07/03/10 mo.   30/360
    A-5(3)    31.208         Fixed Sequential        Aaa/AAA/AAA      5.00 years/MAT     02/25/26    07/03-11/04/17 mo.   30/360
    A-6(2,3)  53.333         Fixed Sequential        Aaa/AAA/AAA      6.84 years/CALL    04/25/30    11/04-04/06/18 mo.   30/360
    A-7(2,3)  34.125             Fixed NAS           Aaa/AAA/AAA      6.09 years/CALL    12/25/13    05/02-04/06/48 mo.   30/360
    A-8(2,3) 154.375            ARM Floater          Aaa/AAA/AAA      2.46 years/CALL    04/25/30    04/99-04/06/85 mo.  Act/360
      B(2,3)  32.500         Fixed Subordinate      Baa3/BBB/BBB-     4.85 years/CALL    04/25/30    04/02-04/06/49 mo.   30/360
   A-9 IO(4)  34.125           Fixed NAS IO          Aaa/AAA/AAAr   [ ] years Mod. Dur.  09/25/01    04/99-09/01/30 mo.   30/360
----------------------------------------------------------------------------------------------------------------------------------
   Total     $650.000               --                    --                --              --              --              --
----------------------------------------------------------------------------------------------------------------------------------

(1) See "Pricing Prepayment Speed" below.
(2) All Certificates are priced to call. The coupon on the Class A-6, Class A-7 and Class B Certificates will increase by 0.50% after the clean up call date. The spread on the Class A-8 Certificates will increase by 1.5 times after the clean-up call date.
(3) See "Available Funds Cap" below.
(4) The Class A-9 IO will be sole managed by BEAR STEARNS.

Seller and Servicer:          ContiMortgage Corporation and ContiWest
                              Corporation

Trustee:                      Manufacturers and Traders Trust Company

Managers:                     BEAR STEARNS (lead), Credit Suisse First Boston,
                              Greenwich Capital Markets, Merrill Lynch, Paine
                              Webber (co-managers)

Structure:                    o The Class A-1 through A-6 Certificates will be
                                fixed rate sequential pay Certificates.
                              o The Class A-7 Certificates will be fixed rate
                                non-accelerating senior Certificates which will receive principal based upon a scheduled lockout percentage.
                              o The Class A-8 Certificates will be floating rate
                                certificates.
                              o All of the Class A Certificates will be rated
                                triple-A, based upon a Certificate guaranty insurance policy from Ambac.

                              The Class B Certificates will be fixed-rate, subordinate certificates. The Class B Certificates will provide credit support to the triple-A fixed and floating rate Certificates.

Pricing Prepayment Speed:     Fixed Rate Collateral
                              ---------------------
                              130% of the prepayment assumption (the "FRM PPC") will be applied to the Fixed Rate Collateral for pricing purposes. 100% PPC for the Fixed Rate
                              Collateral describes prepayments starting at 4.0%
                              CPR in month 1, increasing by 1.4545% CPR per month to 20% CPR in month 12, and remaining at 20%
                              CPR thereafter.

                              Adjustable Rate Collateral
                              --------------------------
                              100% of the prepayment assumption (the "ARM PPC") will be applied to the Adjustable Rate Collateral for pricing purposes. 100% PPC for the Adjustable Rate Collateral describes prepayments starting at 4.0% CPR in month 1, increasing by 1.8235% CPR per month to 35% CPR in month 18, and remaining at 35% CPR thereafter.

Collateral:                   There will be two collateral groups: Group I
                              ($487.5 MM) will consist solely of fixed rate collateral and will back Classes A-1 through A-7 and Class A-9 IO. Group II ($162.5 MM) will consist of 6-month LIBOR ARM and hybrid ARM collateral and will back Class A-8. Class B will be back by both groups.

Cut-Off Date                  Close of Business, February 10, 1999.
Expected Pricing Date:        February 25, 1999.
Expected Settlement:          March 4, 1999 through DTC, Euroclear or CEDEL.
Accrued Interest:             All of the fixed rate certificates will settle
                              with [3] days of accrued interest. The Class A-8
                              Certificates will settle flat.

Distribution Dates:           The 25th of each month, beginning April, 1999.
Optional Call:                10% Clean-up call (10% of original aggregate
                              Group I and Group II loan balances).
Step-up                       Coupon: The Pass-Through Rate for the Class A-6,
                              Class A-7 and Class B Certificates will increase by 0.50% for any Payment Date after the Clean-Up
                              Call Date.

                              The Pass-Through Rate for the Class A-8
                              Certificates will equal (i) for any Payment Date prior to the Clean-Up Call Date 1 Mo. LIBOR plus
                              [ ]% per annum, and (ii) for any Payment Date thereafter, 1 Mo. LIBOR plus 1.5 X [ ]% per annum, subject to the Group II Available Funds Cap.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials



Available Funds Cap:          Group I Available Funds Cap
                              ---------------------------
                              The Class [A-4], Class [A-5], Class A-6 and Class
                              A-7 Certificates will be subject to an available funds cap equal to the weighted average coupon rate of the aggregate Group I Loans less the sum of: (a) an amount, expressed as an annual percentage rate across the the Group I pool balance, equal to the sum of the Servicing Fee, the Trustee Fee, the Certificate Insurer Fee, in each case due with respect to the related period and (b) for the first 30 Payment Dates only, the product of (i) [7.00]% per annum and (ii) the Class A-9 IO Notional Principal Amount divided by the aggregate Group I pool balance.

                              Group II Available Funds Cap
                              ----------------------------
                              The Class A-8 Certificates will be subject to an available funds cap equal to the weighted average coupon rate of the Adjustable Rate Home Equity Loans less the sum of: (a) an amount, expressed as an annual percentage rate across the aggregate Adjustable Rate Collateral pool balance, equal to the sum of the Servicing Fee, the Trustee Fee, the Certificate Insurer Fee, in each case due with respect to the related period, and (b) commencing with the 7th Payment Date, a 0.50% credit enhancement carve out.

                              Class B Available Funds Cap
                              ---------------------------
                              The Pass-Through Rate for the Class B Certificates will equal the lesser of (a) the Pass-Through Rate for such Class, and (b) the lesser of the Group I and Group II Available Funds Cap.

Tax Status:                   REMIC

ERISA Eligibility:            The Class A certificates are ERISA eligible.

SMMEA Eligibility:            None of the offered certificates are SMMEA
                              eligible.

Class A-9 IO:                 The Class A-9 IO Certificates do not have a
                              Certificate Principal Balance but will accrue interest on their Notional Amount. The "Notional
                              Amount" of the Class A-9 IO Certificates will equal (a) on any Payment Date on or prior to the 30th Payment Date, the aggregate Certificate
                              Principal Balance of the A-7 Certificates and (b) after the 30th Payment Date, zero.




Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials


Credit Enhancement for Fixed and Floating Rate Certificates
-----------------------------------------------------------

o  Class A-1 through A-8 Credit Enhancement:
   1.     Excess cash;
   2. Overcollateralization building up to a requirement of 2.55% of the aggregate original loan balance;
   3. Subordination of Class B certificates, totaling 5.0% of the aggregate original loan balance;
   4.     Ambac surety wrap.

o  Class B Credit Enhancement:
   1.     Excess cash;
   2. Overcollateralization building up to a requirement of 2.55% of the aggregate original loan balance.


(1) Excess Cash
---------------

Excess cash will equal the difference between the interest payments received on the aggregate home equity loans net of the Servicing Fee, Certificate Insurer Fee, Trustee Fee, and Certificate Interest.


(2) Overcollateralization
-------------------------

    1. Before the Stepdown Date, overcollateralization initially builds to 2.55% of the aggregate original loan balance of the Group I and Group II Collateral (subject to the Ambac performance triggers);
    2. On and after the Stepdown Date, and so long as no trigger event is in effect, the overcollateralization will step down monthly to 5.10% of the outstanding aggregate loan balance of the Group I and Group II Collateral;
    3. The overcollateralization step down will be subject to a floor of 0.50% of the aggregate original loan balance of Group I and Group II (subject to Ambac trigger events);
    4. There will be no funding of the overcollateralization for the first 6 months of the transaction (until the October, 1999 Payment Date).


(3) Subordination
-----------------

There will be a single class of Class B Certificates in an amount equal to 5.0% of the aggregate Group I and Group II original loan balances to provide credit enhancement to all the Class A Certificates.


(4) Surety Wrap
--------------

The Class A Certificates will have the benefit of an insurance guarantee with respect to the timely payment of interest and the ultimate payment of principal issued by Ambac.




Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials

Cashflow Priority
-----------------

o The two Loan Groups' cashflows will be aggregated to achieve the strongest form of cross-collateralization. The overcollateralization will also be calculated for the two Loan Groups together. Available funds to be distributed to Certificateholders will consist of all interest collections (net of the Servicing, Surety and Trustee fees) together with all principal collections. The aggregate collections will be allocated first to Certificate Interest and then to Certificate Principal.

Interest
     1. Current Interest and Carry-Forward Interest to the Class A Certificates
     2. Current Interest to the Class B Certificates

Available Funds (including monthly excess interest to build overcollateralization) remaining after payment of Certificate Interest will be allocated in the following priority if no trigger event is in effect:

     1. Determine the Class A principal distribution amount for the Class A Certificates per the Class A Optimal Balance Test (as described below).
     2. Allocate the Class A principal distribution amount between the Class A-1 through Class A-7 Certificates (Fixed Rate Group) and the Class A-8 Certificates (ARM Group) on the other hand based on the relative collateral balance in each Loan Group.

           A. Fixed Rate Group Class A principal distribution amount will be allocated as follows:

             (i) First to the Class A-7 Certificates, according to the following lockout percentage schedule:

                               --------------  -------------------
                                   Payment           Lockout
                                     Date           Percentage
                               --------------  -------------------
                                    1-36               0%
                               -------------- -------------------
                                   37-60              45%
                               -------------- -------------------
                                   61-72              80%
                               -------------- -------------------
                                   73-84             100%
                               -------------- -------------------
                                   85-end            300%
                               -------------- -------------------

             (ii) Then sequentially to the Class A-1 through A-7 bonds until retired;

           B. The ARM Group Class A principal distribution amount will be allocated to the Class A-8 floater until retired.

Class B Certificates
     1. On or after the Step Down Date, or earlier, if all of the Class A Certificates have been retired, remaining principal will be allocated to the Class B Certificates per the Class B Optimal Balance Test (described below). It is not expected that the Class B Certificates will receive any principal until the Step Down Date.




Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials


Target Credit Enhancement on or after the Stepdown Date:
--------------------------------------------------------
o Collections of Principal (including monthly excess interest) on and after the stepdown date (April 2002 Payment Date), and if no trigger event is in effect will be allocated in the following priority:

     Pay Class A bonds and Class B in accordance with enhancement targets, equal to 2 times the initial enhancement percentage for each class:

                                 Targeted % of Pool    Target Credit Enhancement
                                 ------------------    -------------------------
       Class A                        84.90%                    15.10%
       Class B                        10.00%                     5.10%
       Overcollateralization           5.10%
                                     -------
                                     100.00%

Class A Optimal Balance Test (To determine Triple A
---------------------------------------------------
Principal Distribution Amount):
-------------------------------
o Before the Stepdown Date, the Class A Certificates receive 100% of the collateral principal revenues and the excess cash to build to an OC target of 2.55% (based on the aggregate original loan balance). After the Stepdown Date, the Class A Certificates receive collateral principal to maintain 15.10% credit enhancement (based on the amortizing loan balance).

Class B Optimal Balance Test:
-----------------------------
o The Class B Certificates will not receive payments of principal until the Stepdown Date, unless all the Class A Certificates have been retired. After the Step Down Date, the Class B Certificates will receive collateral interest to maintain 5.10% credit enhancement.

Step Down Date:
---------------
o The later of (a) the April 2002 Payment Date and (b) the first Payment Date on which the Senior Enhancement Percentage (i.e., the sum of the Subordinated Certificates and OC amount divided by the aggregate Loan Balance of Group I and Group II) is at least 15.10%.

Senior Enhancement Percentage:
------------------------------
o The percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balance of the Subordinated Certificates and (ii) the Overcollateralization Amount by (y) the aggregate Loan Balance of Group I and Group II as of the last day of the related Remittance Period.

Application of Monthly Excess Cashflow Amounts:
-----------------------------------------------
o Monthly Excess Cash Flow Amounts which equal the sum of Monthly Excess Interest Amounts and Overcollateralization Release Amounts will be allocated in the following priority:

       1. Class B Interest Carry Forward Amount
       2. Unpaid Class B Realized Loss Amortization Amounts
       3. Servicer for any unreimbursed Delinquency Advances or Servicing
          Advances
       4. Class R Certificates
Note:  Interest will not accrue or be payable on any written down amounts with
----   respect to the Class B Certificates.
        Available Funds Cap shortfalls will not be carried forward.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials


Delinquency  Trigger:
--------------------
o The targeted credit enhancement percentage will step up to be greater than 15.10% to the extent that the following result (such result being the "Step-Up Credit Enhancement") exceeds 15.10%:

         2 x [(1/2 x 90+ Day Delinquencies) - (3 x monthly excess spread)] such amount expressed as a percentage of the aggregate current Group I and Group II loan balance.

     -   90+ Day Delinquencies include Bankruptcies, Foreclosures and REO.
     - The 90+ Day Delinquencies and monthly excess spread values will be based on a rolling 6-month average.

o In the event the delinquency trigger is hit, 100% of principal collections plus excess spread will be used to pay the Class A Certificates until the credit enhancement percentage equals the Step-Up Credit Enhancement percentage.



Cumulative Realized Loss Trigger Event:
---------------------------------------
o A Cumulative Realized Loss Trigger Event occurs on any date of determination if the amount of Cumulative Realized Losses expressed as a percentage of the original aggregate loan balance of Group I and Group II equals or exceeds the following amounts:

     Date                                                           Percentages
     April 1999 - March 2001                                        [1.05%]
     April 2001 - March 2002                                        [1.80%]
     April 2002 - March 2003                                        [2.40%]
     April 2003 - March 2004                                        [2.85%]
     April 2004 and thereafter                                      [3.00%]


o Upon the occurrence and during the continuance of a Cumulative Realized Loss Trigger Event, the overcollateralization amount shall increase to [3.00%] of the aggregate original loan balance of the Group I and Group II Collateral.


Back- Up Servicer Trigger:
-------------------------
o Ambac shall require ContiFinancial to retain a "hot" back-up servicer, which shall be satisfactory to Ambac, for the 1999-1 REMIC by October 1, 1999, if ContiFinancial fails to satisfy the following conditions by such date:
       (1) Refinance or extend a substantial portion of ContiFinancial's existing short term borrowing facilities;
       (2) Extend, to an acceptable maturity, ContiFinancial's existing subservicing agreement for REMIC delinquency advances with Continental Grain Company or another party satisfactory to ContiFinancial and Ambac; and
       (3) Receive additional capital through Continental Grain Company or third-party investors in an amount sufficient to maintain or improve the current credit ratings and positive net worth of ContiFinancial.

If ContiFinancial fails to satisfy the above-referenced conditions and fails to arrange for the back-up servicer on or prior to October 1, 1999, the surety premium will increase by 4 bps and it is Ambac's intention to independently retain a back-up servicer. Once the back-up servicer is in place, the incremental 4 bps surety premium will not be applicable. Once ContiFinancial satisfies the above-referenced conditions, the back-up servicer will no longer be required.



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials

                               SENSITIVITY TABLES

Class A-I (to maturity)
---------------------------------------------------------------------------------------------------------------------------------
% FRM PPC                                  0%        35%        65%        100%         130%        150%        175%        200%
% ARM PPC                                  0%        25%        50%         75%         100%        125%        150%        175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                     9.10       2.24       1.40        1.02         0.85        0.77        0.69        0.63
Modified Duration (years)                6.37       2.00       1.30        0.96         0.81        0.73        0.66        0.60
First Principal Payment              04/25/99   04/25/99   04/25/99    04/25/99     04/25/99    04/25/99    04/25/99    04/25/99
Last Principal Payment               12/25/13   11/25/03   11/25/01    01/25/01     08/25/00    06/25/00    05/25/00    03/25/00
Principal Lockout (months)                  0          0          0           0            0           0           0           0
Principal Window (months)                 177         56         32          22           17          15          14          12
Illustrative Yield @ Par (30/360)       6.25%      6.10%      5.99%       5.88%        5.80%       5.74%       5.68%       5.62%
---------------------------------------------------------------------------------------------------------------------------------
Class A-2 (to maturity)
---------------------------------------------------------------------------------------------------------------------------------
% FRM PPC                                  0%        35%        65%        100%         130%        150%        175%        200%
% ARM PPC                                  0%        25%        50%         75%         100%        125%        150%        175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    15.02       6.80       3.84        2.56         2.00        1.76        1.53        1.36
Modified Duration (years)                9.37       5.33       3.30        2.29         1.83        1.62        1.42        1.27
First Principal Payment              12/25/13   11/25/03   11/25/01    01/25/01     08/25/00    06/25/00    05/25/00    03/25/00
Last Principal Payment               01/25/16   09/25/08   04/25/04    07/25/02     09/25/01    05/25/01    01/25/01    11/25/00
Principal Lockout (months)                176         55         31          21           16          14          13          11
Principal Window (months)                  26         59         30          19           14          12           9           9
Illustrative Yield @ Par (30/360)       6.54%      6.51%      6.46%       6.40%        6.35%       6.32%       6.29%       6.25%
---------------------------------------------------------------------------------------------------------------------------------
Class A-3 (to maturity)
---------------------------------------------------------------------------------------------------------------------------------
% FRM PPC                                  0%        35%        65%        100%         130%        150%        175%        200%
% ARM PPC                                  0%        25%        50%         75%         100%        125%        150%        175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    19.47      11.47       6.30        4.05         3.00        2.54        2.17        1.91
Modified Duration (years)               10.69       7.84       5.02        3.46         2.65        2.28        1.97        1.75
First Principal Payment              01/25/16   09/25/08   04/25/04    07/25/02     09/25/01    05/25/01    01/25/01    11/25/00
Last Principal Payment               04/25/21   08/25/12   11/25/06    12/25/03     10/25/02    01/25/02    08/25/01    04/25/01
Principal Lockout (months)                201        113         60          39           29          25          21          19
Principal Window (months)                  64         48         32          18           14           9           8           6
Illustrative Yield @ Par (30/360)       6.65%      6.64%      6.60%       6.56%        6.53%       6.50%       6.47%       6.44%
==================================================================================================================================



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials

                               SENSITIVITY TABLES

Class A-4 (to maturity)
-----------------------------------------------------------------------------------------------------------------------------------
% FRM PPC                                    0%        35%         65%       100%        130%        150%        175%         200%
% ARM PPC                                    0%        25%         50%        75%        100%        125%        150%         175%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                      23.52      14.44        8.88       5.35        4.00        3.27        2.63         2.29
Modified Duration (years)                 11.54       9.01        6.51       4.38        3.42        2.86        2.35         2.07
First Principal Payment                04/25/21   08/25/12    11/25/06   12/25/03    10/25/02    01/25/02    08/25/01     04/25/01
Last Principal Payment                 12/25/23   12/25/13    03/25/09   02/25/05    07/25/03    11/25/02    12/25/01     08/25/01
Principal Lockout (months)                  264        160          91         56          42          33          28           24
Principal Window (months)                    33         17          29         15          10          11           5            5
Illustrative Yield @ Par (30/360)         6.79%      6.78%       6.76%      6.72%       6.69%       6.67%       6.64%        6.61%
-----------------------------------------------------------------------------------------------------------------------------------
Class A-5 (to maturity)
-----------------------------------------------------------------------------------------------------------------------------------
% FRM PPC                                    0%        35%         65%       100%        130%        150%        175%         200%
% ARM PPC                                    0%        25%         50%        75%        100%        125%        150%         175%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                      25.92      15.09       11.39       6.95        5.00        4.21        3.26         2.64
Modified Duration (years)                 11.96       9.24        7.74       5.40        4.13        3.57        2.85         2.35
First Principal Payment                12/25/23   12/25/13    03/25/09   02/25/05    07/25/03    11/25/02    12/25/01     08/25/01
Last Principal Payment                 02/25/26   07/25/15    01/25/12   07/25/07    11/25/04    11/25/03    01/25/03     12/25/01
Principal Lockout (months)                  296        176         119         70          51          43          32           28
Principal Window (months)                    27         20          35         30          17          13          14            5
Illustrative Yield @ Par (30/360)         6.81%      6.80%       6.79%      6.76%       6.74%       6.72%       6.69%        6.66%
-----------------------------------------------------------------------------------------------------------------------------------
Class A-6 (to maturity)
-----------------------------------------------------------------------------------------------------------------------------------
% FRM PPC                                    0%        35%         65%       100%        130%        150%        175%         200%
% ARM PPC                                    0%        25%         50%        75%        100%        125%        150%         175%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                      28.47      21.88       16.34      11.96        8.97        7.35        5.73         4.27
Modified Duration (years)                 11.95      10.77        9.36       7.77        6.35        5.47        4.51         3.54
First Principal Payment                02/25/26   07/25/15    01/25/12   07/25/07    11/25/04    11/25/03    01/25/03     12/25/01
Last Principal Payment                 11/25/28   03/25/28    07/25/24   12/25/17    12/25/13    09/25/12    08/25/10     12/25/08
Principal Lockout (months)                  322        195         153         99          67          55          45           32
Principal Window (months)                    34        153         151        126         110         107          92           85
Illustrative Yield @ Par (30/360)         7.16%      7.18%       7.19%      7.21%       7.21%       7.19%       7.16%        7.11%
===================================================================================================================================


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials

                               SENSITIVITY TABLES

Class A-7 (to maturity)
-----------------------------------------------------------------------------------------------------------------------------------
% FRM PPC                                   0%         35%         65%        100%        130%        150%        175%        200%
% ARM PPC                                   0%         25%         50%         75%        100%        125%        150%        175%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                     12.26        8.88        7.71        6.92        6.50        6.32        6.15        6.04
Modified Duration (years)                 7.98        6.35        5.74        5.30        5.06        4.95        4.85        4.78
First Principal Payment               04/25/02    04/25/02    04/25/02    04/25/02    05/25/02    07/25/02    09/25/02    11/25/02
Last Principal Payment                12/25/13    12/25/13    12/25/13    12/25/13    12/25/13    07/25/12    06/25/10    10/25/08
Principal Lockout (months)                  36          36          36          36          37          39          41          43
Principal Window (months)                  141         141         141         141         140         121          94          72
Illustrative Yield @ Par (30/360)        6.86%       6.85%       6.84%       6.84%       6.85%       6.88%       6.91%       6.95%
-----------------------------------------------------------------------------------------------------------------------------------
Class B (to maturity)
-----------------------------------------------------------------------------------------------------------------------------------
% FRM PPC                                   0%         35%         65%        100%        130%        150%        175%        200%
% ARM PPC                                   0%         25%         50%         75%        100%        125%        150%        175%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                     24.47       14.60        9.53        6.58        5.12        4.51        4.06        3.83
Modified Duration (years)                 9.94        7.89        6.11        4.72        3.92        3.56        3.30        3.15
First Principal Payment               02/25/16    02/25/07    09/25/03    04/25/02    04/25/02    04/25/02    05/25/02    05/25/02
Last Principal Payment                06/25/28    06/25/24    10/25/16    09/25/12    07/25/09    12/25/07    07/25/06    06/25/05
Principal Lockout (months)                 202          94          53          36          36          36          37          37
Principal Window (months)                  149         209         158         126          88          69          51          38
Illustrative Yield @ Par (30/360)        8.60%       8.59%       8.57%       8.55%       8.53%       8.51%       8.50%       8.49%
-----------------------------------------------------------------------------------------------------------------------------------
Class A-8 (to maturity)
-----------------------------------------------------------------------------------------------------------------------------------
% ARM PPC                                   0%         25%         50%         75%        100%        125%        150%        175%
% FRM PPC                                   0%         35%         65%        100%        130%        150%        175%        200%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                     20.64        8.74        4.98        3.40        2.56        2.05        1.69        1.43
Modified Duration (years)                11.37        5.97        3.87        2.83        2.22        1.82        1.53        1.32
First Principal Payment               04/25/99    04/25/99    04/25/99    04/25/99    04/25/99    04/25/99    04/25/99    04/25/99
Last Principal Payment                11/25/28    03/25/28    07/25/24    12/25/17    12/25/13    09/25/12    08/25/10    12/25/08
Principal Lockout (months)                   0           0           0           0           0           0           0           0
Principal Window (months)                  356         348         304         225         177         162         137         117
Illustrative Yield @ Par                 5.64%       5.65%       5.65%       5.65%       5.66%       5.65%       5.65%       5.65%
===================================================================================================================================

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials

                               SENSITIVITY TABLES

Class A-6 (to call)
-----------------------------------------------------------------------------------------------------------------------------------
% FRM PPC                                     0%         35%         65%        100%       130%       150%        175%        200%
% ARM PPC                                     0%         25%         50%         75%       100%       125%        150%        175%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                       27.98       18.71       13.74        9.30       6.84       5.73        4.72        3.79
Modified Duration (years)                  11.88       10.10        8.56        6.63       5.28       4.58        3.90        3.23
First Principal Payment                 02/25/26    07/25/15    01/25/12    07/25/07   11/25/04   11/25/03    01/25/03    12/25/01
Last Principal Payment                  05/25/27    04/25/18    12/25/12    07/25/08   04/25/06   03/25/05    03/25/04    06/25/03
Principal Lockout (months)                   322         195         153          99         67         55          45          32
Principal Window (months)                     16          34          12          13         18         17          15          19
Illustrative Yield @ Par (30/360)          7.16%       7.15%       7.14%       7.12%      7.11%      7.09%       7.08%       7.05%
-----------------------------------------------------------------------------------------------------------------------------------
Class A-7 (to call)
-----------------------------------------------------------------------------------------------------------------------------------
% FRM PPC                                     0%         35%         65%        100%       130%       150%        175%        200%
% ARM PPC                                     0%         25%         50%         75%       100%       125%        150%        175%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                       12.26        8.88        7.70        6.80       6.09       5.50        4.85        4.27
Modified Duration (years)                   7.98        6.35        5.73        5.24       4.83       4.46        4.02        3.61
First Principal Payment                 04/25/02    04/25/02    04/25/02    04/25/02   05/25/02   07/25/02    09/25/02    11/25/02
Last Principal Payment                  12/25/13    12/25/13    12/25/12    07/25/08   04/25/06   03/25/05    03/25/04    06/25/03
Principal Lockout (months)                    36          36          36          36         37         39          41          43
Principal Window (months)                    141         141         129          76         48         33          19           8
Illustrative Yield @ Par (30/360)          6.86%       6.85%       6.84%       6.83%      6.82%      6.82%       6.81%       6.79%
-----------------------------------------------------------------------------------------------------------------------------------
Class B (to call)
-----------------------------------------------------------------------------------------------------------------------------------
% FRM PPC                                     0%         35%         65%        100%       130%       150%        175%        200%
% ARM PPC                                     0%         25%         50%         75%       100%       125%        150%        175%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                       24.36       14.04        9.26        6.23       4.85       4.28        3.87        3.67
Modified Duration (years)                   9.93        7.79        6.03        4.58       3.79       3.44        3.18        3.05
First Principal Payment                 02/25/16    02/25/07    09/25/03    04/25/02   04/25/02   04/25/02    05/25/02    05/25/02
Last Principal Payment                  05/25/27    04/25/18    12/25/12    07/25/08   04/25/06   03/25/05    03/25/04    06/25/03
Principal Lockout (months)                   202          94          53          36         36         36          37          37
Principal Window (months)                    136         135         112          76         49         36          23          14
Illustrative Yield @ Par (30/360)          8.60%       8.58%       8.56%       8.53%      8.50%      8.49%       8.47%       8.47%
-----------------------------------------------------------------------------------------------------------------------------------
Class A-8 (to call)
-----------------------------------------------------------------------------------------------------------------------------------
% FRM PPC                                     0%         35%         65%        100%       130%       150%        175%        200%
% ARM PPC                                     0%         25%         50%         75%       100%       125%        150%        175%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                       20.53        8.22        4.76        3.24       2.46       1.99        1.65        1.41
Modified Duration (years)                  11.34        5.81        3.78        2.75       2.16       1.78        1.51        1.30
First Principal Payment                 04/25/99    04/25/99    04/25/99    04/25/99   04/25/99   04/25/99    04/25/99    04/25/99
Last Principal Payment                  05/25/27    04/25/18    12/25/12    07/25/08   04/25/06   03/25/05    03/25/04    06/25/03
Principal Lockout (months)                     0           0           0           0          0          0           0           0
Principal Window (months)                    338         229         165         112         85         72          60          51
Illustrative Yield @ Par                   5.63%       5.64%       5.64%       5.64%      5.64%      5.64%       5.64%       5.64%
===================================================================================================================================

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials

                                DECREMENT TABLES

                                                                   Class A-1
                                  -----------------------------------------------------------------------------------------------
                             %PPC          0%          35%         65%       100%        130%        150%       175%        200%
                             %PPC          0%          25%         50%        75%        100%        125%       150%        175%
---------------------------------------------------------------------------------------------------------------------------------
      Payment Date
              Intitial Percentage         100          100         100        100         100         100        100         100
                          3/25/00          93           76          62         45          31          21          9           0
                          3/25/01          86           50          21          0           0           0          0           0
                          3/25/02          83           29           0          0           0           0          0           0
                          3/25/03          79           11           0          0           0           0          0           0
                          3/25/04          75            0           0          0           0           0          0           0
                          3/25/05          70            0           0          0           0           0          0           0
                          3/25/06          65            0           0          0           0           0          0           0
                          3/25/07          61            0           0          0           0           0          0           0
                          3/25/08          55            0           0          0           0           0          0           0
                          3/25/09          50            0           0          0           0           0          0           0
                          3/25/10          44            0           0          0           0           0          0           0
                          3/25/11          37            0           0          0           0           0          0           0
                          3/25/12          30            0           0          0           0           0          0           0
                          3/25/13          21            0           0          0           0           0          0           0
                          3/25/14           0            0           0          0           0           0          0           0
                          3/25/15           0            0           0          0           0           0          0           0
                          3/25/16           0            0           0          0           0           0          0           0
                          3/25/17           0            0           0          0           0           0          0           0
                          3/25/18           0            0           0          0           0           0          0           0
                          3/25/19           0            0           0          0           0           0          0           0
                          3/25/20           0            0           0          0           0           0          0           0
                          3/25/21           0            0           0          0           0           0          0           0
                          3/25/22           0            0           0          0           0           0          0           0
                          3/25/23           0            0           0          0           0           0          0           0
                          3/25/24           0            0           0          0           0           0          0           0
                          3/25/25           0            0           0          0           0           0          0           0
                          3/25/26           0            0           0          0           0           0          0           0
                          3/25/27           0            0           0          0           0           0          0           0
                          3/25/28           0            0           0          0           0           0          0           0
                          3/25/29           0            0           0          0           0           0          0           0
      Weighted Average Life Years        9.10         2.24        1.40       1.02        0.85        0.77       0.69        0.63
---------------------------------------------------------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials

                                DECREMENT TABLES

                                                                 Class A-2
                                ---------------------------------------------------------------------------------------
                            %PPC          0%        35%         65%      100%      130%      150%      175%       200%
                            %PPC          0%        25%         50%       75%      100%      125%      150%       175%
-----------------------------------------------------------------------------------------------------------------------
     Payment Date
             Intitial Percentage         100        100         100       100       100       100       100        100
                         3/25/00         100        100         100       100       100       100       100         94
                         3/25/01         100        100         100        82        39        11         0          0
                         3/25/02         100        100          81        13         0         0         0          0
                         3/25/03         100        100          37         0         0         0         0          0
                         3/25/04         100         88           2         0         0         0         0          0
                         3/25/05         100         63           0         0         0         0         0          0
                         3/25/06         100         39           0         0         0         0         0          0
                         3/25/07         100         22           0         0         0         0         0          0
                         3/25/08         100          7           0         0         0         0         0          0
                         3/25/09         100          0           0         0         0         0         0          0
                         3/25/10         100          0           0         0         0         0         0          0
                         3/25/11         100          0           0         0         0         0         0          0
                         3/25/12         100          0           0         0         0         0         0          0
                         3/25/13         100          0           0         0         0         0         0          0
                         3/25/14          17          0           0         0         0         0         0          0
                         3/25/15           8          0           0         0         0         0         0          0
                         3/25/16           0          0           0         0         0         0         0          0
                         3/25/17           0          0           0         0         0         0         0          0
                         3/25/18           0          0           0         0         0         0         0          0
                         3/25/19           0          0           0         0         0         0         0          0
                         3/25/20           0          0           0         0         0         0         0          0
                         3/25/21           0          0           0         0         0         0         0          0
                         3/25/22           0          0           0         0         0         0         0          0
                         3/25/23           0          0           0         0         0         0         0          0
                         3/25/24           0          0           0         0         0         0         0          0
                         3/25/25           0          0           0         0         0         0         0          0
                         3/25/26           0          0           0         0         0         0         0          0
                         3/25/27           0          0           0         0         0         0         0          0
                         3/25/28           0          0           0         0         0         0         0          0
                         3/25/29           0          0           0         0         0         0         0          0
     Weighted Average Life Years       15.02       6.80        3.84      2.56      2.00      1.76      1.53       1.36
-----------------------------------------------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials

                                DECREMENT TABLES

                                                                      Class A-3
                                   ------------------------------------------------------------------------------------------------
                              %PPC          0%          35%         65%        100%       130%        150%        175%        200%
                              %PPC          0%          25%         50%         75%       100%        125%        150%        175%
-----------------------------------------------------------------------------------------------------------------------------------
       Payment Date
               Intitial Percentage         100          100         100         100        100         100         100         100
                           3/25/00         100          100         100         100        100         100         100         100
                           3/25/01         100          100         100         100        100         100          62           8
                           3/25/02         100          100         100         100         29           0           0           0
                           3/25/03         100          100         100          45          0           0           0           0
                           3/25/04         100          100         100           0          0           0           0           0
                           3/25/05         100          100          56           0          0           0           0           0
                           3/25/06         100          100          16           0          0           0           0           0
                           3/25/07         100          100           0           0          0           0           0           0
                           3/25/08         100          100           0           0          0           0           0           0
                           3/25/09         100           85           0           0          0           0           0           0
                           3/25/10         100           59           0           0          0           0           0           0
                           3/25/11         100           34           0           0          0           0           0           0
                           3/25/12         100            9           0           0          0           0           0           0
                           3/25/13         100            0           0           0          0           0           0           0
                           3/25/14         100            0           0           0          0           0           0           0
                           3/25/15         100            0           0           0          0           0           0           0
                           3/25/16          96            0           0           0          0           0           0           0
                           3/25/17          78            0           0           0          0           0           0           0
                           3/25/18          58            0           0           0          0           0           0           0
                           3/25/19          35            0           0           0          0           0           0           0
                           3/25/20          18            0           0           0          0           0           0           0
                           3/25/21           0            0           0           0          0           0           0           0
                           3/25/22           0            0           0           0          0           0           0           0
                           3/25/23           0            0           0           0          0           0           0           0
                           3/25/24           0            0           0           0          0           0           0           0
                           3/25/25           0            0           0           0          0           0           0           0
                           3/25/26           0            0           0           0          0           0           0           0
                           3/25/27           0            0           0           0          0           0           0           0
                           3/25/28           0            0           0           0          0           0           0           0
                           3/25/29           0            0           0           0          0           0           0           0
       Weighted Average Life Years       19.47        11.47        6.30        4.05       3.00        2.54        2.17        1.91
-----------------------------------------------------------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials

                                DECREMENT TABLES

                                                                      Class A-4
                                    ---------------------------------------------------------------------------------------------
                               %PPC          0%         35%        65%        100%       130%       150%        175%        200%
                               %PPC          0%         25%        50%         75%       100%       125%        150%        175%
---------------------------------------------------------------------------------------------------------------------------------
        Payment Date
                Intitial Percentage         100         100        100         100        100        100         100         100
                            3/25/00         100         100        100         100        100        100         100         100
                            3/25/01         100         100        100         100        100        100         100         100
                            3/25/02         100         100        100         100        100         50           0           0
                            3/25/03         100         100        100         100         37          0           0           0
                            3/25/04         100         100        100          70          0          0           0           0
                            3/25/05         100         100        100           0          0          0           0           0
                            3/25/06         100         100        100           0          0          0           0           0
                            3/25/07         100         100         85           0          0          0           0           0
                            3/25/08         100         100         40           0          0          0           0           0
                            3/25/09         100         100          0           0          0          0           0           0
                            3/25/10         100         100          0           0          0          0           0           0
                            3/25/11         100         100          0           0          0          0           0           0
                            3/25/12         100         100          0           0          0          0           0           0
                            3/25/13         100          74          0           0          0          0           0           0
                            3/25/14         100           0          0           0          0          0           0           0
                            3/25/15         100           0          0           0          0          0           0           0
                            3/25/16         100           0          0           0          0          0           0           0
                            3/25/17         100           0          0           0          0          0           0           0
                            3/25/18         100           0          0           0          0          0           0           0
                            3/25/19         100           0          0           0          0          0           0           0
                            3/25/20         100           0          0           0          0          0           0           0
                            3/25/21         100           0          0           0          0          0           0           0
                            3/25/22          67           0          0           0          0          0           0           0
                            3/25/23          29           0          0           0          0          0           0           0
                            3/25/24           0           0          0           0          0          0           0           0
                            3/25/25           0           0          0           0          0          0           0           0
                            3/25/26           0           0          0           0          0          0           0           0
                            3/25/27           0           0          0           0          0          0           0           0
                            3/25/28           0           0          0           0          0          0           0           0
                            3/25/29           0           0          0           0          0          0           0           0
        Weighted Average Life Years       23.52       14.44       8.88        5.35       4.00       3.27        2.63        2.29
---------------------------------------------------------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials

                                DECREMENT TABLES

                                                                    Class A-5
                                     ------------------------------------------------------------------------------------------
                                %PPC          0%        35%       65%       100%       130%        150%        175%       200%
                                %PPC          0%        25%       50%        75%       100%        125%        150%       175%
-------------------------------------------------------------------------------------------------------------------------------
         Payment Date
                 Intitial Percentage         100        100       100        100        100         100         100        100
                             3/25/00         100        100       100        100        100         100         100        100
                             3/25/01         100        100       100        100        100         100         100        100
                             3/25/02         100        100       100        100        100         100          40          0
                             3/25/03         100        100       100        100        100          60           0          0
                             3/25/04         100        100       100        100         39           0           0          0
                             3/25/05         100        100       100         92          0           0           0          0
                             3/25/06         100        100       100         35          0           0           0          0
                             3/25/07         100        100       100          8          0           0           0          0
                             3/25/08         100        100       100          0          0           0           0          0
                             3/25/09         100        100        97          0          0           0           0          0
                             3/25/10         100        100        59          0          0           0           0          0
                             3/25/11         100        100        25          0          0           0           0          0
                             3/25/12         100        100         0          0          0           0           0          0
                             3/25/13         100        100         0          0          0           0           0          0
                             3/25/14         100         29         0          0          0           0           0          0
                             3/25/15         100          7         0          0          0           0           0          0
                             3/25/16         100          0         0          0          0           0           0          0
                             3/25/17         100          0         0          0          0           0           0          0
                             3/25/18         100          0         0          0          0           0           0          0
                             3/25/19         100          0         0          0          0           0           0          0
                             3/25/20         100          0         0          0          0           0           0          0
                             3/25/21         100          0         0          0          0           0           0          0
                             3/25/22         100          0         0          0          0           0           0          0
                             3/25/23         100          0         0          0          0           0           0          0
                             3/25/24          87          0         0          0          0           0           0          0
                             3/25/25          43          0         0          0          0           0           0          0
                             3/25/26           0          0         0          0          0           0           0          0
                             3/25/27           0          0         0          0          0           0           0          0
                             3/25/28           0          0         0          0          0           0           0          0
                             3/25/29           0          0         0          0          0           0           0          0
         Weighted Average Life Years       25.92      15.09     11.39       6.95       5.00        4.21        3.26       2.64
-------------------------------------------------------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials

                                DECREMENT TABLES

                                                                    Class A-6
                                   ------------------------------------------------------------------------------------------------
                              %PPC          0%         35%         65%        100%        130%        150%        175%        200%
                              %PPC          0%         25%         50%         75%        100%        125%        150%        175%
-----------------------------------------------------------------------------------------------------------------------------------
       Payment Date
               Intitial Percentage         100         100         100         100         100         100         100         100
                           3/25/00         100         100         100         100         100         100         100         100
                           3/25/01         100         100         100         100         100         100         100         100
                           3/25/02         100         100         100         100         100         100         100          68
                           3/25/03         100         100         100         100         100         100          88          49
                           3/25/04         100         100         100         100         100          84          46          17
                           3/25/05         100         100         100         100          87          55          27           7
                           3/25/06         100         100         100         100          63          38          17           4
                           3/25/07         100         100         100         100          55          35          17           4
                           3/25/08         100         100         100          87          44          26          11           3
                           3/25/09         100         100         100          70          33          17           5           0
                           3/25/10         100         100         100          55          23          10           1           0
                           3/25/11         100         100         100          43          15           5           0           0
                           3/25/12         100         100          97          33           9           1           0           0
                           3/25/13         100         100          81          25           5           0           0           0
                           3/25/14         100         100          44          10           0           0           0           0
                           3/25/15         100         100          36           6           0           0           0           0
                           3/25/16         100          92          30           3           0           0           0           0
                           3/25/17         100          80          24           1           0           0           0           0
                           3/25/18         100          70          19           0           0           0           0           0
                           3/25/19         100          59          14           0           0           0           0           0
                           3/25/20         100          52          10           0           0           0           0           0
                           3/25/21         100          44           7           0           0           0           0           0
                           3/25/22         100          38           5           0           0           0           0           0
                           3/25/23         100          31           2           0           0           0           0           0
                           3/25/24         100          25           1           0           0           0           0           0
                           3/25/25         100          18           0           0           0           0           0           0
                           3/25/26          96          12           0           0           0           0           0           0
                           3/25/27          64           6           0           0           0           0           0           0
                           3/25/28          29           0           0           0           0           0           0           0
                           3/25/29           0           0           0           0           0           0           0           0
       Weighted Average Life Years       28.47       21.88       16.34       11.96        8.97        7.35        5.73        4.27
                          (to call)      27.98       18.71       13.74        9.30        6.84        5.73        4.72        3.79
-----------------------------------------------------------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials

                                DECREMENT TABLES

                                                                    Class A-7
                                  -----------------------------------------------------------------------------------------------
                             %PPC         0%          35%         65%       100%        130%       150%        175%         200%
                             %PPC         0%          25%         50%        75%        100%       125%        150%         175%
---------------------------------------------------------------------------------------------------------------------------------
      Payment Date
              Intitial Percentage        100          100         100        100         100        100         100          100
                          3/25/00        100          100         100        100         100        100         100          100
                          3/25/01        100          100         100        100         100        100         100          100
                          3/25/02        100          100         100        100         100        100         100          100
                          3/25/03         99           96          92         90          89         89          89           91
                          3/25/04         99           92          86         81          77         75          73           72
                          3/25/05         97           84          76         67          60         56          51           47
                          3/25/06         95           76          64         52          43         38          33           25
                          3/25/07         88           54          39         25          16         12           9            9
                          3/25/08         81           40          24         12           6          4           1            0
                          3/25/09         74           30          14          5           2          1           0            0
                          3/25/10         67           22           9          2           1          0           0            0
                          3/25/11         60           16           5          1           0          0           0            0
                          3/25/12         52           11           3          0           0          0           0            0
                          3/25/13         45            8           2          0           0          0           0            0
                          3/25/14          0            0           0          0           0          0           0            0
                          3/25/15          0            0           0          0           0          0           0            0
                          3/25/16          0            0           0          0           0          0           0            0
                          3/25/17          0            0           0          0           0          0           0            0
                          3/25/18          0            0           0          0           0          0           0            0
                          3/25/19          0            0           0          0           0          0           0            0
                          3/25/20          0            0           0          0           0          0           0            0
                          3/25/21          0            0           0          0           0          0           0            0
                          3/25/22          0            0           0          0           0          0           0            0
                          3/25/23          0            0           0          0           0          0           0            0
                          3/25/24          0            0           0          0           0          0           0            0
                          3/25/25          0            0           0          0           0          0           0            0
                          3/25/26          0            0           0          0           0          0           0            0
                          3/25/27          0            0           0          0           0          0           0            0
                          3/25/28          0            0           0          0           0          0           0            0
                          3/25/29          0            0           0          0           0          0           0            0
      Weighted Average Life Years      12.26         8.88        7.71       6.92        6.50       6.32        6.15         6.04
                         (to call)     12.26         8.88        7.70       6.80        6.09       5.50        4.85         4.27
---------------------------------------------------------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials

                                DECREMENT TABLES

                                                                    Class B
                                   -----------------------------------------------------------------------------------------------
                              %PPC          0%         35%         65%       100%        130%        150%        175%        200%
                              %PPC          0%         25%         50%        75%        100%        125%        150%        175%
----------------------------------------------------------------------------------------------------------------------------------
       Payment Date
               Intitial Percentage         100         100         100        100         100         100         100         100
                           3/25/00         100         100         100        100         100         100         100         100
                           3/25/01         100         100         100        100         100         100         100         100
                           3/25/02         100         100         100        100         100         100         100         100
                           3/25/03         100         100         100         77          56          43          31          22
                           3/25/04         100         100          92         60          40          29          20          10
                           3/25/05         100         100          78         47          28          19           8           1
                           3/25/06         100         100          66         36          20          10           2           0
                           3/25/07         100          99          56         28          12           3           0           0
                           3/25/08         100          89          47         22           6           0           0           0
                           3/25/09         100          81          39         15           1           0           0           0
                           3/25/10         100          73          33          9           0           0           0           0
                           3/25/11         100          65          28          5           0           0           0           0
                           3/25/12         100          58          23          1           0           0           0           0
                           3/25/13         100          52          19          0           0           0           0           0
                           3/25/14         100          34           7          0           0           0           0           0
                           3/25/15         100          30           4          0           0           0           0           0
                           3/25/16          99          26           1          0           0           0           0           0
                           3/25/17          94          23           0          0           0           0           0           0
                           3/25/18          89          20           0          0           0           0           0           0
                           3/25/19          83          16           0          0           0           0           0           0
                           3/25/20          77          12           0          0           0           0           0           0
                           3/25/21          72           9           0          0           0           0           0           0
                           3/25/22          65           6           0          0           0           0           0           0
                           3/25/23          58           3           0          0           0           0           0           0
                           3/25/24          50           1           0          0           0           0           0           0
                           3/25/25          42           0           0          0           0           0           0           0
                           3/25/26          32           0           0          0           0           0           0           0
                           3/25/27          21           0           0          0           0           0           0           0
                           3/25/28           4           0           0          0           0           0           0           0
                           3/25/29           0           0           0          0           0           0           0           0
       Weighted Average Life Years       24.47       14.60        9.53       6.58        5.12        4.51        4.06        3.83
                          (to call)      24.36       14.04        9.26       6.23        4.85        4.28        3.87        3.67
----------------------------------------------------------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials

                                DECREMENT TABLES

                                                                     Class A-8
                                  ------------------------------------------------------------------------------------------------
                              %PPC          0%         35%         65%       100%        130%        150%        175%        200%
                              %PPC          0%         25%         50%        75%        100%        125%        150%        175%
----------------------------------------------------------------------------------------------------------------------------------
       Payment Date
               Intitial Percentage         100         100         100        100         100         100         100         100
                           3/25/00          98          92          86         80          74          68          62          56
                           3/25/01          96          82          68         56          45          35          26          19
                           3/25/02          95          73          55         39          27          18          11           6
                           3/25/03          95          66          44         29          18          11           6           3
                           3/25/04          94          59          36         21          12           6           3           1
                           3/25/05          93          53          29         16           8           3           1           0
                           3/25/06          92          47          24         11           5           2           1           0
                           3/25/07          91          42          19          8           3           1           0           0
                           3/25/08          90          38          16          6           2           1           0           0
                           3/25/09          89          34          13          4           1           0           0           0
                           3/25/10          87          31          10          3           1           0           0           0
                           3/25/11          85          28           9          2           0           0           0           0
                           3/25/12          84          25           7          2           0           0           0           0
                           3/25/13          81          22           6          1           0           0           0           0
                           3/25/14          76          20           4          1           0           0           0           0
                           3/25/15          73          17           4          0           0           0           0           0
                           3/25/16          70          15           3          0           0           0           0           0
                           3/25/17          68          13           2          0           0           0           0           0
                           3/25/18          65          12           2          0           0           0           0           0
                           3/25/19          62          10           1          0           0           0           0           0
                           3/25/20          58           9           1          0           0           0           0           0
                           3/25/21          54           7           1          0           0           0           0           0
                           3/25/22          49           6           0          0           0           0           0           0
                           3/25/23          44           5           0          0           0           0           0           0
                           3/25/24          38           4           0          0           0           0           0           0
                           3/25/25          31           3           0          0           0           0           0           0
                           3/25/26          24           2           0          0           0           0           0           0
                           3/25/27          16           1           0          0           0           0           0           0
                           3/25/28           6           0           0          0           0           0           0           0
                           3/25/29           0           0           0          0           0           0           0           0
       Weighted Average Life Years       20.64        8.74        4.98       3.40        2.56        2.05        1.69        1.43
                          (to call)      20.53        8.22        4.76       3.24        2.46        1.99        1.65        1.41
----------------------------------------------------------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials








Available Funds Cap
-------------------



             Group I        Group II
          Net Available   Net Available
 Period     Funds Cap       Funds Cap
-----------------------------------------
   1              15.398          15.276
   2               9.449           9.115
   3               9.498           9.108
   4               9.516           9.101
   5               9.525           9.093
   6               9.525           9.083
   7               9.050           9.072
   8               9.098           9.061
   9               9.148           9.048
   10              9.166           9.034
   11              9.176           9.020
   12              9.177           9.005
   13              9.178           8.990
   14              9.181           8.974
   15              9.187           8.958
   16              9.191           8.941
   17              9.193           8.924
   18              9.194           8.907
   19              9.195           8.889
   20             10.109           8.871
   21             10.111           8.852
   22             10.112           8.833
   23             10.112           8.812
   24             10.113           8.792
   25             10.114           8.770
   26             10.115           8.748
   27             10.115           8.726
   28             10.116           8.703
   29             10.117           8.679
   30             10.118           8.655
   31             10.119           9.634
   32             10.120           9.635
   33             10.354           9.636
   34             10.355           9.637
   35             10.356           9.638
   36             10.357           9.639
   37             10.358           9.640
   38             10.352           9.635
   39             10.349           9.631
   40             10.349           9.631






Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials








Available Funds Cap
-------------------


             Group I        Group II
          Net Available   Net Available
 Period     Funds Cap       Funds Cap
-----------------------------------------
   41             10.349           9.631
   42             10.349           9.631
   43             10.349           9.631
   44             10.349           9.631
   45             10.349           9.631
   46             10.349           9.631
   47             10.349           9.631
   48             10.349           9.630
   49             10.349           9.630
   50             10.349           9.630
   51             10.349           9.630
   52             10.349           9.630
   53             10.349           9.630
   54             10.348           9.630
   55             10.348           9.630
   56             10.348           9.630
   57             10.348           9.630
   58             10.348           9.629
   59             10.348           9.629
   60             10.348           9.629
   61             10.348           9.629
   62             10.348           9.629
   63             10.348           9.629
   64             10.347           9.629
   65             10.347           9.629
   66             10.347           9.628
   67             10.347           9.628
   68             10.347           9.628
   69             10.347           9.628
   70             10.347           9.628
   71             10.347           9.628
   72             10.346           9.628
   73             10.346           9.627
   74             10.346           9.627
   75             10.346           9.627
   76             10.346           9.627
   77             10.346           9.627
   78             10.346           9.626
   79             10.345           9.626
   80             10.345           9.626





Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials



Available Funds Cap
-------------------



             Group I        Group II
          Net Available   Net Available
 Period     Funds Cap       Funds Cap
-----------------------------------------
   81             10.345           9.626
   82             10.345           9.626
   83             10.345           9.625
   84             10.345           9.625
   85             10.344           9.625
   86             10.344           9.625
   87             10.344           9.624
   88             10.344           9.624
   89             10.343           9.624
   90             10.343           9.624
   91             10.343           9.623
   92             10.343           9.623
   93             10.343           9.623
   94             10.342           9.623
   95             10.342           9.622
   96             10.342           9.622
   97             10.341           9.622
   98             10.341           9.621
   99             10.341           9.621
  100             10.341           9.621
  101             10.340           9.620
  102             10.340           9.620
  103             10.340           9.620
  104             10.339           9.619
  105             10.339           9.619
  106             10.339           9.618
  107             10.338           9.618
  108             10.338           9.618
  109             10.337           9.617
  110             10.337           9.617
  111             10.337           9.616
  112             10.336           9.616
  113             10.336           9.615
  114             10.335           9.615
  115             10.335           9.614
  116             10.334           9.614
  117             10.334           9.613
  118             10.333           9.613
  119             10.333           9.612
  120             10.332           9.612







Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials




Available Funds Cap
-------------------



             Group I        Group II
          Net Available   Net Available
 Period     Funds Cap       Funds Cap
-----------------------------------------
  121             10.332           9.609
  122             10.331           9.608
  123             10.331           9.608
  124             10.330           9.607
  125             10.330           9.607
  126             10.330           9.607
  127             10.330           9.607
  128             10.331           9.608
  129             10.331           9.608
  130             10.331           9.608
  131             10.331           9.608
  132             10.332           9.609
  133             10.332           9.609
  134             10.332           9.609
  135             10.333           9.610
  136             10.333           9.610
  137             10.333           9.610
  138             10.334           9.611
  139             10.334           9.611
  140             10.334           9.611
  141             10.335           9.612
  142             10.335           9.612
  143             10.336           9.613
  144             10.336           9.613
  145             10.337           9.613
  146             10.337           9.614
  147             10.337           9.614
  148             10.338           9.615
  149             10.338           9.615
  150             10.339           9.616
  151             10.339           9.616
  152             10.340           9.617
  153             10.340           9.617
  154             10.341           9.618
  155             10.342           9.619
  156             10.342           9.619
  157             10.343           9.620
  158             10.343           9.620
  159             10.344           9.621
  160             10.345           9.622







Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials



Available Funds Cap
-------------------

             Group I        Group II
          Net Available   Net Available
 Period     Funds Cap       Funds Cap
-----------------------------------------
  161             10.346           9.622
  162             10.346           9.623
  163             10.347           9.624
  164             10.348           9.625
  165             10.349           9.625
  166             10.349           9.626
  167             10.350           9.627
  168             10.351           9.628
  169             10.352           9.629
  170             10.353           9.630
  171             10.354           9.631
  172             10.355           9.632
  173             10.356           9.633
  174             10.357           9.634
  175             10.358           9.635
  176             10.359           9.636
  177             10.360           9.637
  178             10.523           9.574
  179             10.523           9.574
  180             10.523           9.574
  181             10.523           9.574
  182             10.523           9.574
  183             10.523           9.574
  184             10.523           9.574
  185             10.523           9.574
  186             10.523           9.574
  187             10.523           9.573
  188             10.523           9.573
  189             10.523           9.573
  190             10.523           9.573
  191             10.523           9.573
  192             10.524           9.573
  193             10.523           9.573
  194             10.523           9.573
  195             10.523           9.573
  196             10.523           9.572
  197             10.523           9.572
  198             10.523           9.572
  199             10.523           9.572
  200             10.523           9.572



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials




Available Funds Cap
-------------------



             Group I        Group II
          Net Available   Net Available
 Period     Funds Cap       Funds Cap
-----------------------------------------
  201             10.523           9.572
  202             10.523           9.572
  203             10.524           9.571
  204             10.524           9.571
  205             10.524           9.571
  206             10.524           9.571
  207             10.524           9.571
  208             10.523           9.571
  209             10.524           9.571
  210             10.524           9.570
  211             10.524           9.570
  212             10.523           9.570
  213             10.524           9.570
  214             10.524           9.570
  215             10.523           9.570
  216             10.523           9.569
  217             10.523           9.569
  218             10.524           9.569
  219             10.524           9.569
  220             10.523           9.569
  221             10.523           9.568
  222             10.523           9.568
  223             10.524           9.568
  224             10.523           9.568
  225             10.523           9.568
  226             10.524           9.567
  227             10.524           9.567
  228             10.523           9.567
  229             10.524           9.567
  230             10.524           9.567
  231             10.524           9.566
  232             10.524           9.566
  233             10.523           9.566
  234             10.524           9.566
  235             10.523           9.565
  236             10.524           9.565
  237             10.524           9.565
  238             10.524           9.565
  239             10.524           9.564
  240             10.523           9.564




Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials




Available Funds Cap
-------------------



             Group I        Group II
          Net Available   Net Available
 Period     Funds Cap       Funds Cap
-----------------------------------------
  241             10.524           9.564
  242             10.523           9.564
  243             10.524           9.564
  244             10.523           9.563
  245             10.524           9.563
  246             10.524           9.563
  247             10.524           9.563
  248             10.523           9.563
  249             10.524           9.563
  250             10.524           9.563
  251             10.524           9.563
  252             10.523           9.563
  253             10.523           9.563
  254             10.524           9.563
  255             10.524           9.563
  256             10.524           9.563
  257             10.525           9.563
  258             10.524           9.563
  259             10.524           9.563
  260             10.524           9.563
  261             10.524           9.563
  262             10.524           9.563
  263             10.523           9.563
  264             10.525           9.563
  265             10.524           9.563
  266             10.525           9.563
  267             10.524           9.563
  268             10.523           9.563
  269             10.525           9.563
  270             10.524           9.563
  271             10.524           9.563
  272             10.524           9.563
  273             10.524           9.563
  274             10.523           9.563
  275             10.523           9.563
  276             10.524           9.563
  277             10.524           9.563
  278             10.523           9.563
  279             10.522           9.563
  280             10.524           9.563








Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials





Available Funds Cap
-------------------

             Group I        Group II
          Net Available   Net Available
 Period     Funds Cap       Funds Cap
-----------------------------------------
  281             10.525           9.563
  282             10.523           9.563
  283             10.525           9.563
  284             10.526           9.563
  285             10.524           9.563
  286             10.524           9.563
  287             10.521           9.563
  288             10.525           9.563
  289             10.522           9.563
  290             10.527           9.563
  291             10.526           9.563
  292             10.520           9.563
  293             10.524           9.563
  294             10.521           9.563
  295             10.525           9.563
  296             10.523           9.563
  297             10.525           9.563
  298             10.523           9.563
  299             10.527           9.563
  300             10.521           9.563
  301             10.525           9.563
  302             10.519           9.563
  303             10.518           9.563
  304             10.533           9.563
  305             10.524           9.563
  306             10.534           9.563
  307             10.527           9.563
  308             10.524           9.563
  309             10.525           9.563
  310             10.533           9.563
  311             10.526           9.563
  312             10.515           9.563
  313             10.514           9.563
  314             10.526           9.563
  315             10.525           9.563
  316             10.525           9.563
  317             10.512           9.563
  318             10.537           9.563
  319             10.516           9.563
  320             10.518           9.563




Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials




Available Funds Cap
-------------------



             Group I        Group II
          Net Available   Net Available
 Period     Funds Cap       Funds Cap
-----------------------------------------
  321             10.510           9.563
  322             10.512           9.563
  323             10.552           9.563
  324             10.513           9.563
  325             10.514           9.563
  326             10.508           9.563
  327             10.496           9.563
  328             10.541           9.563
  329             10.486           9.563
  330             10.494           9.563
  331             10.504           9.563
  332             10.517           9.563
  333             10.489           9.563
  334             10.561           9.563
  335             10.546           9.563
  336             10.538           9.563
  337             10.544           9.563
  338             10.499           9.563
  339             10.468           9.563
  340             10.537           9.563
  341             10.473           9.563
  342             10.431           9.563
  343             10.535           9.563
  344             10.470           9.563
  345             10.590           9.562
  346             10.503           9.564
  347             10.659           9.562
  348             10.558           9.562
  349             10.553           9.562
  350             10.420           9.562
  351             10.432           9.561
  352             10.266           9.566
  353             10.371           9.561
  354             10.254           9.560
  355              9.377           9.560
  356             13.618           9.569




Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials




                 Collateral Description (Fixed Rate Collateral)

o Collateral statistics are based on the collateral pool as of close of business 02/10/99 (the "Cut-off Date").

                                          Fixed Rate Collateral
                                          ---------------------

Total Outstanding Balance:                $487,477,925.78

Number of Loans:                          6,859

Average Remaining Balance:                $71,071.28 (range: $3,327.20 -
                                          $411,762.96)

Interest Rate Index:                      100.00% fixed-rate loans

WA Gross Coupon:                          10.31% (range: 6.85% - 18.99%)

Original Weighted Average Term:           327.3 months (range: 60 - 360 months)

Remaining Weighted Average Term:          325.0 months (range: 20 -  361 months)

WA Seasoning:                             2.54 months (range: 0 - 114 months)

WA Lien Position:                         92.48% first, 7.52% second

WA Original LTV Ratio:                    75.43% (range: 5% - 95%)

WA Original CLTV Ratio:                   79.55% (range: 8% - 100%)

WA Debt to Income Ratio:                  37.87% (range: 1% - 77%)

Credit Grade:                             74.00% A,
                                          16.67% B,
                                            8.31% C,
                                            1.02% D

Documentation:                            87.94% full doc,
                                           8.25% limited doc,
                                           3.81% no doc

Property Type:                            1.95% single family attached,
                                          87.91% single family detached,
                                          4.80% 2-4 family,
                                          1.70% PUD,
                                          0.62% condo,
                                          2.84% man. Housing,
                                          0.19% mixed use

Owner Occupancy:                          95.59% owner occupied, 4.41% investor
                                          owned

Loan Purpose:                             24.50 cash out refi,
                                          50.39% debt consolidation,
                                          3.16% home improvement,
                                          6.89% purchase,
                                          15.05% other

Geographic Distribution:                  MI (9.02%), IL (7.05%), OH (6.91%),
(all states >= 5.00%)                     CA (6.58%), PA (6.58%), FL (5.67%), NC
                                          (5.49%), NY (5.23%)




Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials



              Collateral Description: (Adjustable Rate Collateral)

o Collateral statistics are based on the collateral pool as of close of business 02/10/99 (the "Cut-off Date").

                                                 ARM Collateral
                                                 --------------
Total Outstanding Balance:                       $162,522,163.27

Number of Loans:                                 1,783

Average Remaining Balance:                       $91,150.96 (range: $14,944.95 -
                                                 $403,192.19)

Interest Rate Index:                             66.20% 2/28 LIBOR
                                                 19.33% 3/27 LIBOR
                                                 14.47% 6 month LIBOR

WA Gross Coupon:                                 10.07% (range: 6.90% - 15.80%)

WA Gross Margin /                                6.466% / 16.519%
WA Life Cap:

WA Initial Periodic Interest                     2.642% (range: 1.00% - 6.00%)
Rate Caps:

WA Months to Roll                                20.27 months (range: 0 - 37
(Cut-Off Date 2/11/99):                          months)


Original Weighted Average Term:                  360.0 Months (range: 360 - 360
                                                 months)

Remaining Weighted Average Term:                 356.5 Months (range: 337 - 361
                                                 months)

WA Seasoning:                                    3.61 Months (range: 0 - 23
                                                 months)

WA Lien Position:                                100% first lien

WA Original LTV Ratio:                           79.60% (range: 15% - 100%)

WA Original CLTV Ratio:                          79.60% (range: 15% - 100%)

WA Debt to Income Ratio:                         39.19% (range: 4 % - 68%)

Credit Grade:                                    61.41% A,
                                                 20.52% B,
                                                 17.08% C,
                                                   1.00% D

Documentation:                                   85.11% full doc,
                                                 7.71% limited doc,
                                                 7.17% no doc

Property Type:                                   1.12% single family attached,
                                                 84.12% single family detached,
                                                 5.99% 2-4 family,
                                                 4.10% PUD,
                                                 1.58% condo,
                                                 3.05% man. Housing,
                                                 0.04% mixed use

Owner Occupancy:                                 92.23% owner occupied, 7.67%
                                                 investor owned

Loan Purpose:                                    27.42% cash out refi
                                                 35.71% debt consolidation,
                                                 2.66% home improvement,
                                                 23.92% purchase,
                                                 10.29% other

Geographic Distribution: (all states >=5.00%)    MI (15.82%), CA (14.33%), OH
                                                 (9.03%), IL (8.86% )



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials


Group I Home Equity Loans
       Geographic Distribution of Mortgaged Properties - Fixed Rate Loans

                              Number of                         Aggregate                     % of Aggregate
State                         Home Equity Loans               Loan Balance                      Loan Balance
-------------------------------------------------------------------------------------------------------------
Arizona                            190                     $  15,216,379.74                         3.12 %
Arkansas                            32                         1,436,918.85                         0.29
California                         305                        32,067,765.17                         6.58
Colorado                           106                         8,856,716.93                         1.82
Connecticut                         40                         3,566,282.93                         0.73
Delaware                            13                           813,912.31                         0.17
District of Columbia                18                         1,433,086.23                         0.29
Florida                            412                        27,624,008.98                         5.67
Georgia                            289                        19,631,558.07                         4.03
Idaho                               26                         1,534,281.69                         0.31
Illinois                           454                        34,368,009.38                         7.05
Indiana                            350                        19,826,354.16                         4.07
Iowa                                47                         2,327,856.90                         0.48
Kansas                              27                         1,712,813.59                         0.35
Kentucky                           152                        10,035,571.39                         2.06
Louisiana                           97                         5,627,902.46                         1.15
Maine                               16                           989,387.47                         0.20
Maryland                           182                        15,056,913.06                         3.09
Massachusetts                      131                        11,021,103.22                         2.26
Michigan                           700                        43,953,886.51                         9.02
Minnesota                           79                         6,829,744.96                         1.40
Mississippi                         66                         3,565,502.64                         0.73
Missouri                           118                         6,663,588.73                         1.37
Montana                              6                           296,338.20                         0.06
Nebraska                            43                         2,860,722.10                         0.59
Nevada                              71                         6,873,798.32                         1.41
New Hampshire                       22                         1,683,099.82                         0.35
New Jersey                         125                        11,200,200.74                         2.30
New Mexico                          88                         6,161,549.28                         1.26
New York                           339                        25,505,919.19                         5.23
North Carolina                     406                        26,760,717.71                         5.49
North Dakota                         7                           341,896.86                         0.07
Ohio                               481                        33,693,658.85                         6.91
Oklahoma                            34                         1,752,964.51                         0.36
Oregon                              35                         2,976,401.07                         0.61
Pennsylvania                       502                        32,061,690.23                         6.58
Rhode Island                        18                         1,181,051.66                         0.24
South Carolina                     102                         6,323,422.95                         1.30
South Dakota                         6                           345,648.45                         0.07
Tennessee                          109                         7,371,141.10                         1.51
Texas                              239                        18,166,611.09                         3.73
Utah                                75                         6,753,174.92                         1.39
Vermont                              1                            91,777.82                         0.02
Virginia                           115                         7,980,881.59                         1.64
Washington                          72                         6,380,825.22                         1.31
West Virginia                       45                         2,469,968.44                         0.51
Wisconsin                           66                         3,882,199.40                         0.80
Wyoming                              2                           202,720.89                         0.04
-------------------------------------------------------------------------------------------------------------

Total:                           6,859                     $ 487,477,925.78                       100.00 %
-------------------------------------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials


Group I Home Equity Loans
                Distribution of Loan Balances - Fixed Rate Loans


Range of                                   Number of                         Aggregate         % of Aggregate
Current Balance                            Home Equity Loans                 Loan Balance       Loan Balance
-------------------------------------------------------------------------------------------------------------
         0.01  -       25,000.00              684                         $ 12,978,817.27            2.66%
    25,000.01  -       50,000.00            2,049                           78,269,921.03           16.06
    50,000.01  -       75,000.00            1,831                          112,802,229.09           23.14
    75,000.01  -      100,000.00            1,015                           87,734,218.17           18.00
   100,000.01  -      125,000.00              556                           62,142,324.24           12.75
   125,000.01  -      150,000.00              264                           35,944,020.40            7.37
   150,000.01  -      175,000.00              155                           25,060,516.58            5.14
   175,000.01  -      200,000.00               93                           17,374,416.40            3.56
   200,000.01  -      225,000.00               50                           10,634,131.07            2.18
   225,000.01  -      250,000.00               54                           12,866,680.07            2.64
   250,000.01  -      275,000.00               42                           11,035,553.26            2.26
   275,000.01  -      300,000.00               34                            9,776,354.13            2.01
   300,000.01  -      325,000.00               13                            4,098,875.11            0.84
   325,000.01  -      350,000.00                9                            3,034,709.60            0.62
   350,000.01  -      375,000.00                6                            2,151,520.85            0.44
   375,000.01  -      400,000.00                3                            1,161,875.55            0.24
   400,000.01  -      425,000.00                1                              411,762.96            0.08
-------------------------------------------------------------------------------------------------------------

Total:                                      6,859                         $487,477,925.78          100.00%
-------------------------------------------------------------------------------------------------------------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials
Group I Home Equity Loans
                Original Loan-to-Value Ratios - Fixed Rate Loans

Range of                          Number of                           Aggregate                      % of Aggregate
Original LTVs                     Home Equity Loans                  Loan Balance                      Loan Balance
---------------------------------------------------------------------------------------------------------------------
     0.01    -      5.00                  4                         $     57,485.12                         0.01%
     5.01    -     10.00                 70                            1,419,994.82                         0.29
    10.01    -     15.00                226                            5,554,878.66                         1.14
    15.01    -     20.00                256                            7,203,373.19                         1.48
    20.01    -     25.00                201                            7,173,952.90                         1.47
    25.01    -     30.00                150                            6,424,774.06                         1.32
    30.01    -     35.00                124                            5,044,537.94                         1.03
    35.01    -     40.00                 97                            4,490,714.64                         0.92
    40.01    -     45.00                 98                            4,726,235.87                         0.97
    45.01    -     50.00                140                            6,726,317.76                         1.38
    50.01    -     55.00                141                            7,185,206.64                         1.47
    55.01    -     60.00                146                            8,498,124.23                         1.74
    60.01    -     65.00                221                           13,983,716.17                         2.87
    65.01    -     70.00                427                           27,885,954.12                         5.72
    70.01    -     75.00                688                           50,426,497.73                        10.34
    75.01    -     80.00              1,583                          125,313,438.11                        25.71
    80.01    -     85.00              1,185                          101,937,243.85                        20.91
    85.01    -     90.00              1,064                           99,891,570.88                        20.49
    90.01    -     95.00                 38                            3,533,909.09                         0.72
---------------------------------------------------------------------------------------------------------------------

Total:                                6,859                         $487,477,925.78                       100.00%
---------------------------------------------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials





Group I Home Equity Loans
                Combined Loan-to-Value Ratios - Fixed Rate Loans

Range of                                  Number of                         Aggregate          % of Aggregate
Original CLTVs                            Home Equity Loans                 Loan Balance        Loan Balance
-------------------------------------------------------------------------------------------------------------
   5.01     -     10.00                        1                         $     27,429.71            0.01%
  10.01     -     15.00                        7                              124,745.94            0.03
  15.01     -     20.00                       13                              353,064.03            0.07
  20.01     -     25.00                       20                              539,381.69            0.11
  25.01     -     30.00                       26                            1,049,268.40            0.22
  30.01     -     35.00                       43                            1,760,694.42            0.36
  35.01     -     40.00                       57                            2,113,798.30            0.43
  40.01     -     45.00                       76                            3,733,646.40            0.77
  45.01     -     50.00                      134                            5,958,885.73            1.22
  50.01     -     55.00                      143                            6,541,667.80            1.34
  55.01     -     60.00                      159                            9,122,845.42            1.87
  60.01     -     65.00                      244                           14,774,945.94            3.03
  65.01     -     70.00                      475                           29,336,955.80            6.02
  70.01     -     75.00                      774                           53,584,793.54           10.99
  75.01     -     80.00                    1,714                          129,557,685.23           26.58
  80.01     -     85.00                    1,410                          109,742,822.74           22.51
  85.01     -     90.00                    1,497                          115,068,456.86           23.60
  90.01     -     95.00                       39                            3,600,862.09            0.74
  95.01     -    100.00                       27                              485,975.74            0.10
-------------------------------------------------------------------------------------------------------------

Total:                                     6,859                         $487,477,925.78          100.00%
-------------------------------------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials





Group I Home Equity Loans
             Distribution of Current Coupon Rates - Fixed Rate Loans

Range of                               Number of                        Aggregate          % of Aggregate
Coupon Rates                           Home Equity Loans                Loan Balance        Loan Balance
----------------------------------------------------------------------------------------------------------
   6.51      -      7.00                     3                        $    385,795.11            0.08%
   7.01      -      7.50                    28                           2,838,126.25            0.58
   7.51      -      8.00                   113                          10,879,938.33            2.23
   8.01      -      8.50                   225                          22,783,323.62            4.67
   8.51      -      9.00                   530                          48,983,904.23           10.05
   9.01      -      9.50                   596                          54,619,151.41           11.20
   9.51      -     10.00                 1,114                          90,829,527.00           18.63
  10.01      -     10.50                   893                          65,924,099.48           13.52
  10.51      -     11.00                 1,077                          71,203,008.77           14.61
  11.01      -     11.50                   689                          39,064,955.14            8.01
  11.51      -     12.00                   642                          35,191,407.42            7.22
  12.01      -     12.50                   369                          17,991,001.13            3.69
  12.51      -     13.00                   284                          13,147,311.40            2.70
  13.01      -     13.50                   107                           4,775,302.60            0.98
  13.51      -     14.00                   103                           4,633,850.99            0.95
  14.01      -     14.50                    19                             760,368.29            0.16
  14.51      -     15.00                    41                           2,314,409.11            0.47
  15.01      -     15.50                     8                             342,171.69            0.07
  15.51      -     16.00                    11                             564,115.83            0.12
  16.01      -     16.50                     3                             102,362.85            0.02
  16.51      -     17.00                     2                              83,542.18            0.02
  17.01      -     17.50                     1                              35,000.00            0.01
  18.51      -                               1                              25,252.95            0.01
----------------------------------------------------------------------------------------------------------

Total:                                   6,859                        $487,477,925.78          100.00%
----------------------------------------------------------------------------------------------------------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials



Group I Home Equity Loans


   Distribution of Remaining Amortization Terms to Maturity - Fixed Rate Loans

Range of                          Number of                        Aggregate        % of Aggregate
Remaining to Maturity             Home Equity Loans                Loan Balance      Loan Balance
---------------------------------------------------------------------------------------------------
           -      48                 6                        $     42,812.82             0.01%
    49     -      60                 8                             191,237.02             0.04
    61     -     120               240                           7,161,530.67             1.47
   121     -     180             1,085                          48,887,256.08            10.03
   181     -     240               739                          42,266,903.71             8.67
   241     -     300                67                           4,303,488.56             0.88
   301     -     360             4,711                         384,376,996.92            78.85
   361     -                         3                             247,700.00             0.05
---------------------------------------------------------------------------------------------------

Total:                           6,859                        $487,477,925.78           100.00%




             Distribution of Months of Seasoning - Fixed Rate Loans

Range of                         Number of                         Aggregate         % of Aggregate
Months of Seasoning              Home Equity Loans              Loan Balance          Loan Balance
---------------------------------------------------------------------------------------------------
     0     -       1             2,198                         158,177,182.11            32.45
     2     -      12             4,584                         327,065,942.47            67.09
    13     -                        77                           2,234,801.20             0.46
---------------------------------------------------------------------------------------------------

Total:                           6,859                        $487,477,925.78           100.00%




                        Property Types - Fixed Rate Loans


                               Number of                           Aggregate         % of Aggregate
Property Types                 Home Equity Loans                Loan Balance          Loan Balance
---------------------------------------------------------------------------------------------------
Single Family Attached             170                        $  9,511,950.08             1.95%
Single Family Detached           5,997                         428,520,474.43            87.91
Condominium                         53                           3,039,766.21             0.62
Two to Four-Family Residence       292                          23,385,916.95             4.80
Planned Unit Development            91                           8,275,822.55             1.70
Manufactured Housing               246                          13,832,703.14             2.84
Mixed Use                           10                             911,292.42             0.19
---------------------------------------------------------------------------------------------------

Total:                           6,859                        $487,477,925.78           100.00%
---------------------------------------------------------------------------------------------------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials


Group I Home Equity Loans

                              Occupancy Status - Fixed Rate Loans



                           Number of                        Aggregate              % of Aggregate
Occupancy Status           Home Equity Loans                Loan Balance            Loan Balance
-------------------------------------------------------------------------------------------------
Owner Occupied               6,476                        $465,977,382.67               95.59%
Investor Owned                 383                          21,500,543.11                4.41
-------------------------------------------------------------------------------------------------

Total:                       6,859                        $487,477,925.78              100.00%


              Distribution of Stated Original Months to Maturity - Fixed Rate Loans


Original Months            Number of                        Aggregate             % of Aggregate
to Maturity                Home Equity Loans                Loan Balance            Loan Balance
-------------------------------------------------------------------------------------------------
  0     -      60               11                        $    279,826.89                0.06%
  61    -      120             226                           7,300,762.98                1.50
 121    -      180           3,121                         196,581,826.57               40.33
 181    -      240             706                          41,019,307.42                8.41
 241    -      300              66                           4,289,002.57                0.88
 301    -      360           2,729                         238,007,199.35               48.82
-------------------------------------------------------------------------------------------------

Total:                       6,859                        $487,477,925.78              100.00%


                                 Days Delinquent - Fixed Rate Loans



                           Number of                        Aggregate              % of Aggregate
Days Delinquent            Home Equity Loans                Loan Balance             Loan Balance
-------------------------------------------------------------------------------------------------
30-59 DAYS                     125                        $  8,181,744.87                1.68%
60-89 DAYS                       5                             144,374.08                0.03
CURRENT                      6,729                         479,151,806.83               98.29
-------------------------------------------------------------------------------------------------

Total:                       6,859                        $487,477,925.78              100.00%
-------------------------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials


Group I Home Equity Loans

                       Statistical Calculation Date Debt to Income Ratio - Fixed Rate Loans


Range of Debt                       Number of                        Aggregate                        % of Aggregate
to Income Ratio                     Home Equity Loans                Loan Balance                       Loan Balance
--------------------------------------------------------------------------------------------------------------------
    0        -       5.00                  8                        $    603,133.17                         0.12%
   5.01      -      10.00                 43                           3,122,403.47                         0.64
  10.01      -      15.00                134                           7,439,958.00                         1.53
  15.01      -      20.00                339                          19,727,047.68                         4.05
  20.01      -      25.00                498                          29,498,645.87                         6.05
  25.01      -      30.00                792                          50,528,014.35                        10.37
  30.01      -      35.00                952                          64,093,195.73                        13.15
  35.01      -      40.00              1,118                          80,455,652.72                        16.50
  40.01      -      45.00              1,404                         108,685,280.64                        22.30
  45.01      -      50.00              1,440                         111,791,113.56                        22.93
  50.01      -      55.00                120                          10,558,128.05                         2.17
  55.01      -      60.00                  9                             918,285.02                         0.19
  70.01      -      75.00                  1                              10,334.53                         0.00
  75.01      -      80.00                  1                              46,732.99                         0.01
--------------------------------------------------------------------------------------------------------------------

Total:                                 6,859                        $487,477,925.78                       100.00%


                                            Lien Position - Fixed Rate Loans


                                    Number of                        Aggregate                        % of Aggregate
Lien Position                       Home Equity Loans                Loan Balance                       Loan Balance
--------------------------------------------------------------------------------------------------------------------
              1                        5,805                        $450,822,553.93                        92.48%
              2                        1,054                          36,655,371.85                         7.52
--------------------------------------------------------------------------------------------------------------------

Total:                                 6,859                        $487,477,925.78                       100.00%



                                               Loan Type - Fixed Rate Loans


                                    Number of                        Aggregate                        % of Aggregate
Loan Type                           Home Equity Loans                Loan Balance                       Loan Balance
--------------------------------------------------------------------------------------------------------------------
10yr balloon                              34                        $  1,331,979.86                         0.27%
15yr balloon                           1,985                         146,602,635.74                        30.07
5yr balloon                                3                              88,589.87                         0.02
7yr balloon                                1                              55,818.98                         0.01
fxd rate fully amortizing              4,836                         339,398,901.33                        69.62
--------------------------------------------------------------------------------------------------------------------

Total:                                 6,859                        $487,477,925.78                       100.00%
--------------------------------------------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials



Group I Home Equity Loans

                                  Loan Purpose - Fixed Rate Loans



                            Number of                       Aggregate             % of Aggregate
Loan Purpose                Home Equity Loans               Loan Balance           Loan Balance
-------------------------------------------------------------------------------------------------
CASH OUT REFI                 1,761                       $119,433,081.05              24.50%
DEBT CONSOLIDATION            3,549                        245,658,438.09              50.39
HOME IMPROVEMENT                190                         15,392,068.98               3.16
NEW CONSTRUCTION                  7                            594,628.58               0.12
PURCHASE                        403                         33,611,335.54               6.89
RATE/TERM REFI                  358                         29,025,474.34               5.95
OTHER                           591                         43,762,899.20               8.98
-------------------------------------------------------------------------------------------------

Total:                        6,859                       $487,477,925.78             100.00%



                              Documentation Level - Fixed Rate Loans


                            Number of                       Aggregate             % of Aggregate
Documentation Level         Home Equity Loans               Loan Balance           Loan Balance
-------------------------------------------------------------------------------------------------
FULL DOC                      6,233                        428,672,214.89              87.94
LIMITED                         407                         40,216,747.84               8.25
NO DOC                          219                         18,588,963.05               3.81
-------------------------------------------------------------------------------------------------

Total:                        6,859                       $487,477,925.78             100.00%



                                  Credit Score - Fixed Rate Loans


                            Number of                       Aggregate              % of Aggregate
Credit Score                Home Equity Loans               Loan Balance             Loan Balance
-------------------------------------------------------------------------------------------------
A                              4,741                       $360,743,096.78              74.00%
B                              1,270                         81,253,225.01              16.67
C                                736                         40,524,590.53               8.31
D                                112                          4,957,013.46               1.02
-------------------------------------------------------------------------------------------------

Total:                         6,859                       $487,477,925.78             100.00%
-------------------------------------------------------------------------------------------------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials


Group I Home Equity Loans

                   Statistical Calculation Date Junior Lien Ratio - Fixed Rate Loans



Range of                              Number of                      Aggregate              % of Aggregate
Junior Ratio                          Home Equity Loans              Loan Balance            Loan Balance
----------------------------------------------------------------------------------------------------------
  0.00     -       5.00                5,805                      $450,822,553.93               92.48%
  5.01     -      10.00                   16                           272,658.90                0.06
 10.01     -      15.00                  103                         2,149,084.90                0.44
 15.01     -      20.00                  237                         6,171,461.68                1.27
 20.01     -      25.00                  168                         4,896,767.41                1.00
 25.01     -      30.00                  165                         6,023,851.87                1.24
 30.01     -      35.00                  105                         4,126,847.95                0.85
 35.01     -      40.00                   80                         3,395,202.87                0.70
 40.01     -      45.00                   50                         2,421,731.63                0.50
 45.01     -      50.00                   33                         1,504,563.68                0.31
 50.01     -      55.00                   23                         1,378,590.16                0.28
 55.01     -      60.00                   14                           699,488.56                0.14
 60.01     -      65.00                   14                           989,459.73                0.20
 65.01     -      70.00                    7                           245,678.68                0.05
 70.01     -      75.00                    8                           599,130.63                0.12
 75.01     -      80.00                    7                           338,111.89                0.07
 80.01     -      85.00                    8                           519,144.41                0.11
 85.01     -      90.00                   11                           652,888.84                0.13
 90.01     -      95.00                    5                           270,708.06                0.06
----------------------------------------------------------------------------------------------------------

                                       6,859                      $487,477,925.78              100.00%



                                    Prepay Penalty - Fixed Rate Loans


                                      Number of                      Aggregate             % of Aggregate
Prepay Penalty                        Home Equity Loans              Loan Balance           Loan Balance
----------------------------------------------------------------------------------------------------------
Y                                      4,662                      $342,184,125.14               70.19%
N                                      2,197                       145,293,800.64               29.81
----------------------------------------------------------------------------------------------------------

Total:                                 6,859                      $487,477,925.78              100.00%
----------------------------------------------------------------------------------------------------------



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials


Group II Home Equity Loans
     Geographic Distribution of Mortgaged Properties - Adjustable Rate Loans

                         Number of                          Aggregate           % of Aggregate
State                    Home Equity Loans                  Loan Balance          Loan Balance
----------------------------------------------------------------------------------------------
Arizona                         53                       $  4,799,620.74              2.95%
Arkansas                         4                            397,767.11              0.24
California                     152                         23,296,580.50             14.33
Colorado                        48                          5,055,800.71              3.11
Connecticut                     11                          1,561,588.85              0.96
Delaware                         2                            185,037.10              0.11
District of Columbia             1                            124,663.80              0.08
Florida                         83                          7,706,796.21              4.74
Georgia                         26                          2,372,907.25              1.46
Idaho                           17                          1,325,219.10              0.82
Illinois                       142                         14,392,224.14              8.86
Indiana                        108                          6,486,070.09              3.99
Iowa                             9                            606,732.79              0.37
Kansas                           8                            711,771.58              0.44
Kentucky                        27                          1,736,241.25              1.07
Louisiana                       10                            817,683.76              0.50
Maryland                        21                          1,910,345.24              1.18
Massachusetts                   19                          2,091,207.23              1.29
Michigan                       358                         25,717,737.25             15.82
Minnesota                       20                          1,804,575.26              1.11
Mississippi                      5                            411,192.08              0.25
Missouri                        44                          2,606,133.21              1.60
Montana                          5                            344,348.21              0.21
Nebraska                         3                            198,752.04              0.12
Nevada                          12                          1,417,475.03              0.87
New Hampshire                    8                          1,046,594.67              0.64
New Jersey                       9                            954,607.18              0.59
New Mexico                      19                          2,090,498.73              1.29
New York                        16                          2,482,394.04              1.53
North Carolina                  20                          1,933,139.81              1.19
North Dakota                     2                            116,027.13              0.07
Ohio                           192                         14,670,152.00              9.03
Oklahoma                        22                          1,628,742.44              1.00
Oregon                          31                          3,265,020.51              2.01
Pennsylvania                    56                          3,722,606.62              2.29
Rhode Island                     4                            298,891.12              0.18
South Carolina                  13                          1,444,664.49              0.89
Tennessee                       20                          1,717,279.87              1.06
Texas                           66                          6,454,835.57              3.97
Utah                            40                          4,378,620.65              2.69
Vermont                          2                            116,142.51              0.07
Virginia                        15                          2,127,244.56              1.31
Washington                      41                          4,641,143.94              2.86
West Virginia                    3                            159,587.47              0.10
Wisconsin                       15                          1,124,217.34              0.69
Wyoming                          1                             71,282.09              0.04
----------------------------------------------------------------------------------------------

Total:                       1,783                       $162,522,163.27            100.00%
----------------------------------------------------------------------------------------------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials



Group II Home Equity Loans

              Distribution of Loan Balances - Adjustable Rate Loans


Range of                                   Number of                          Aggregate         % of Aggregate
Current Balance                            Home Equity Loans                  Loan Balance       Loan Balance
--------------------------------------------------------------------------------------------------------------
           0.01  -      25,000.00                 37                       $    772,028.89             0.48%
      25,000.01  -      50,000.00                331                         13,259,859.25             8.16
      50,000.01  -      75,000.00                505                         31,524,375.99            19.40
      75,000.01  -     100,000.00                351                         30,327,595.75            18.66
     100,000.01  -     125,000.00                215                         23,986,841.67            14.76
     125,000.01  -     150,000.00                124                         16,774,554.36            10.32
     150,000.01  -     175,000.00                 81                         13,141,618.38             8.09
     175,000.01  -     200,000.00                 51                          9,657,334.18             5.94
     200,000.01  -     225,000.00                 29                          6,193,450.05             3.81
     225,000.01  -     250,000.00                 15                          3,567,282.74             2.19
     250,000.01  -     275,000.00                 14                          3,625,517.47             2.23
     275,000.01  -     300,000.00                 10                          2,908,006.46             1.79
     300,000.01  -     325,000.00                  7                          2,180,003.55             1.34
     325,000.01  -     350,000.00                  6                          2,017,738.02             1.24
     350,000.01  -     375,000.00                  5                          1,792,239.75             1.10
     375,000.01        400,000.00                  1                            390,524.57             0.24
     400,000.01  -     425,000.00                  1                            403,192.19             0.25
--------------------------------------------------------------------------------------------------------------

Total:                                         1,783                       $162,522,163.27           100.00%
--------------------------------------------------------------------------------------------------------------









Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials



Group II Home Equity Loans

              Original Loan-to-Value Ratios - Adjustable Rate Loans


Range of                                Number of                       Aggregate         % of Aggregate
Original LTVs                           Home Equity Loans               Loan Balance       Loan Balance
--------------------------------------------------------------------------------------------------------
  10.01      -      15.00                  1                          $     24,943.65          0.02%
  15.01      -      20.00                  2                                34,917.90          0.02
  20.01      -      25.00                  1                                79,751.18          0.05
  25.01      -      30.00                  2                                89,944.13          0.06
  30.01      -      35.00                  3                               211,415.51          0.13
  35.01      -      40.00                  6                               352,298.65          0.22
  40.01      -      45.00                 15                               835,174.30          0.51
  45.01      -      50.00                 24                             1,146,092.60          0.71
  50.01      -      55.00                 24                             1,556,842.61          0.96
  55.01      -      60.00                 40                             2,854,601.28          1.76
  60.01      -      65.00                 68                             4,551,318.68          2.80
  65.01      -      70.00                137                            10,859,895.08          6.68
  70.01      -      75.00                264                            21,663,205.81         13.33
  75.01      -      80.00                597                            55,375,303.91         34.07
  80.01      -      85.00                279                            28,050,304.08         17.26
  85.01      -      90.00                318                            34,726,728.78         21.37
  95.01      -     100.00                  2                               109,425.12          0.07
--------------------------------------------------------------------------------------------------------

Total:                                 1,783                          $162,522,163.27        100.00%
--------------------------------------------------------------------------------------------------------










Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials


Group II Home Equity Loans

              Combined Loan-to-Value Ratios - Adjustable Rate Loans


Range of                       Number of                        Aggregate         % of Aggregate
Original CLTVs                 Home Equity Loans               Loan Balance        Loan Balance
-------------------------------------------------------------------------------------------------
  10.01    -     15.00               1                        $     24,943.65           0.02%
  15.01    -     20.00               2                              34,917.90           0.02
  20.01    -     25.00               1                              79,751.18           0.05
  25.01    -     30.00               2                              89,944.13           0.06
  30.01    -     35.00               3                             211,415.51           0.13
  35.01    -     40.00               6                             352,298.65           0.22
  40.01    -     45.00              15                             835,174.30           0.51
  45.01    -     50.00              24                           1,146,092.60           0.71
  50.01    -     55.00              24                           1,556,842.61           0.96
  55.01    -     60.00              40                           2,854,601.28           1.76
  60.01    -     65.00              68                           4,551,318.68           2.80
  65.01    -     70.00             137                          10,859,895.08           6.68
  70.01    -     75.00             264                          21,663,205.81          13.33
  75.01    -     80.00             597                          55,375,303.91          34.07
  80.01    -     85.00             279                          28,050,304.08          17.26
  85.01    -     90.00             318                          34,726,728.78          21.37
  95.01    -    100.00               2                             109,425.12           0.07
-------------------------------------------------------------------------------------------------

Total:                           1,783                        $162,522,163.27         100.00%
-------------------------------------------------------------------------------------------------









Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials



Group II Home Equity Loans

          Distribution of Current Coupon Rates - Adjustable Rate Loans

Range of                      Number of                        Aggregate          % of Aggregate
Coupon Rates                  Home Equity Loans                Loan Balance        Loan Balance
------------------------------------------------------------------------------------------------
   6.51    -    7.00                 1                        $     77,934.79           0.05%
   7.01    -    7.50                10                           1,464,613.65           0.90
   7.51    -    8.00                33                           4,258,592.09           2.62
   8.01    -    8.50                51                           6,589,168.82           4.05
   8.51    -    9.00               114                          13,681,520.75           8.42
   9.01    -    9.50               160                          15,614,880.96           9.61
   9.51    -   10.00               423                          41,139,528.29          25.31
  10.01    -   10.50               366                          32,208,562.46          19.82
  10.51    -   11.00               318                          26,011,905.03          16.01
  11.01    -   11.50               133                          10,080,589.56           6.20
  11.51    -   12.00                91                           6,575,777.75           4.05
  12.01    -   12.50                40                           2,636,032.84           1.62
  12.51    -   13.00                28                           1,505,034.64           0.93
  13.01    -   13.50                 6                             322,913.36           0.20
  13.51    -   14.00                 4                             120,882.65           0.07
  14.01    -   14.50                 3                             179,506.97           0.11
  15.01    -                         2                              54,718.66           0.03
------------------------------------------------------------------------------------------------

Total:                           1,783                        $162,522,163.27         100.00%



       Distribution of Remaining Terms to Maturity - Adjustable Rate Loans

Range of                      Number of                          Aggregate        % of Aggregate
Remaining to Maturity         Home Equity Loans                 Loan Balance        Loan Balance
------------------------------------------------------------------------------------------------
    301    -     360             1,782                        $162,457,663.27          99.96%
    361    -                         1                              64,500.00           0.04
------------------------------------------------------------------------------------------------

Total:                           1,783                        $162,522,163.27         100.00%
------------------------------------------------------------------------------------------------






Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials



Group II Home Equity Loans

                             Distribution of Months of Seasoning - Adjustable Rate Loans


Range of                          Number of                       Aggregate            % of Aggregate
Months of Seasoning               Home Equity Loans               Loan Balance          Loan Balance
------------------------------------------------------------------------------------------------------
  0      -     0                       49                        $  4,278,675.00             2.63%
  1      -     1                      131                          13,488,302.95             8.30
  2      -     12                   1,595                         143,865,718.76            88.52
  13                                    8                             889,466.56             0.55
------------------------------------------------------------------------------------------------------

Total:                              1,783                        $162,522,163.27           100.00%


                                   Distribution of Margins - Adjustable Rate Loans


Range of                          Number of                       Aggregate             % of Aggregate
Margins                           Home Equity Loans               Loan Balance            Loan Balance
-------------------------------------------------------------------------------------------------------
         -     5.00                     92                       $  8,458,598.56             5.20%
  5.01   -     6.00                    460                         46,566,825.64            28.65
  6.01   -     7.00                    717                         67,270,171.31            41.39
  7.01   -     8.00                    397                         31,860,515.20            19.60
  8.01   -     9.00                     91                          6,847,750.65             4.21
  9.01   -    10.00                     21                          1,235,623.31             0.76
 10.01   -    11.00                      3                            152,511.00             0.09
 11.01   -    12.00                      1                             91,676.88             0.06
 12.01   -    13.00                      1                             38,490.72             0.02
-------------------------------------------------------------------------------------------------------

Total:                               1,783                       $162,522,163.27           100.00%
-------------------------------------------------------------------------------------------------------



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials



Group II Home Equity Loans

          Distribution of Maximum Coupon Rates - Adjustable Rate Loans

Range of                          Number of                     Aggregate            % of Aggregate
Maximum Coupon Rates              Home Equity Loans             Loan Balance          Loan Balance
---------------------------------------------------------------------------------------------------
   13.01    -   14.00                14                        $  1,892,386.10            1.16%
   14.01    -   15.00               108                          13,077,096.43            8.05
   15.01    -   16.00               441                          43,688,329.54           26.88
   16.01    -   17.00               629                          58,049,693.52           35.72
   17.01    -   18.00               409                          33,692,741.71           20.73
   18.01    -   19.00               129                           8,989,137.30            5.53
   19.01    -   20.00                45                           2,774,284.66            1.71
   20.01    -   21.00                 3                             124,268.38            0.08
   21.01    -   22.00                 4                             217,997.69            0.13
   22.01    -   23.00                 1                              16,227.94            0.01
---------------------------------------------------------------------------------------------------

Total:                            1,783                        $162,522,163.27          100.00%
---------------------------------------------------------------------------------------------------








Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials


Group II Home Equity Loans
            Month of Next Coupon Rate Change - Adjustable Rate Loans

Range of                                   Number of                Aggregate               % of Aggregate
Next Coupon Rate Change                    Home Equity Loans       Loan Balance              Loan Balance
-----------------------------------------------------------------------------------------------------------
February 1999                                   8              $    475,592.98                   0.29%
March 1999                                     41                 3,587,467.98                   2.21
April 1999                                     73                 7,487,261.83                   4.61
May 1999                                       66                 7,913,253.74                   4.87
June 1999                                      28                 2,774,798.88                   1.71
July 1999                                      14                 1,319,510.64                   0.81
August 1999                                     1                    73,500.00                   0.05
September 1999                                  1                    51,685.44                   0.03
December 1999                                   2                   180,702.83                   0.11
January 2000                                    2                   469,143.52                   0.29
February 2000                                   2                   170,672.10                   0.11
March 2000                                      4                   437,376.01                   0.27
April 2000                                      2                   404,882.38                   0.25
May 2000                                        3                   294,134.08                   0.18
June 2000                                      10                   822,853.24                   0.51
July 2000                                      38                 3,778,226.70                   2.32
August 2000                                    51                 4,913,702.13                   3.02
September 2000                                179                15,862,013.86                   9.76
October 2000                                  241                21,323,819.51                  13.12
November 2000                                 310                26,542,650.56                  16.33
December 2000                                 230                19,596,858.35                  12.06
January 2001                                   98                 9,924,578.70                   6.11
February 2001                                  30                 2,761,525.00                   1.70
March 2001                                      1                    35,821.86                   0.02
July 2001                                      12                   923,023.36                   0.57
August 2001                                    19                 1,619,596.23                   1.00
September 2001                                 62                 4,888,703.96                   3.01
October 2001                                  107                 8,968,884.84                   5.52
November 2001                                  59                 5,266,087.59                   3.24
December 2001                                  52                 5,965,971.36                   3.67
January 2002                                   19                 2,244,213.61                   1.38
February 2002                                  17                 1,379,150.00                   0.85
March 2002                                      1                    64,500.00                   0.04
-----------------------------------------------------------------------------------------------------------

Total:                                      1,783              $162,522,163.27                 100.00%
-----------------------------------------------------------------------------------------------------------



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials


Group II Home Equity Loans

                               Types of Mortgaged Properties - Adjustable Rate Loans



                                        Number of                          Aggregate           % of Aggregate
Property Types                          Home Equity Loans                  Loan Balance          Loan Balance
--------------------------------------------------------------------------------------------------------------
Single Family Attached                          23                       $  1,825,582.52             1.12%
Single Family Detached                       1,516                        136,710,162.02            84.12
Condominium                                     31                          2,564,327.83             1.58
Two to Four-Family Residence                    98                          9,739,926.50             5.99
Planned Unit Development                        50                          6,663,826.42             4.10
Manufactured Housing                            64                          4,954,393.59             3.05
Mixed Use                                        1                             63,944.39             0.04
--------------------------------------------------------------------------------------------------------------

Total:                                       1,783                       $162,522,163.27           100.00%


                                      Occupancy Status - Adjustable Rate Loans



                                        Number of                          Aggregate           % of Aggregate
Occupancy Status                        Home Equity Loans                  Loan Balance         Loan Balance
--------------------------------------------------------------------------------------------------------------
Owner Occupied                               1,626                       $150,062,792.72            92.33%
Investor Owned                                 157                         12,459,370.55             7.67
--------------------------------------------------------------------------------------------------------------

Total:                                       1,783                       $162,522,163.27           100.00%


                         Distribution of Original Months to Maturity - Adjustable Rate Loans



Original Months                         Number of                          Aggregate           % of Aggregate
to Maturity                             Home Equity Loans                  Loan Balance         Loan Balance
--------------------------------------------------------------------------------------------------------------
   121      -     180                           5                             414,687.53             0.26
   301      -     360                       1,778                         162,107,475.74            99.74
--------------------------------------------------------------------------------------------------------------

Total:                                      1,783                        $162,522,163.27           100.00%
--------------------------------------------------------------------------------------------------------------



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials



Group II Home Equity Loans

                                             Lien Position - Adjustable Rate Loans



                                           Number of                               Aggregate           % of Aggregate
Lien Position                              Home Equity Loans                       Loan Balance         Loan Balance
----------------------------------------------------------------------------------------------------------------------
   1                                                1,783                         $162,522,163.27          100.00%
----------------------------------------------------------------------------------------------------------------------

Total:                                              1,783                         $162,522,163.27          100.00%


                                  Distribution of Minimum Coupon Rates - Adjustable Rate Loans


Range of                                   Number of                                 Aggregate         % of Aggregate
Minimum Coupon Rates                       Home Equity Loans                         Loan Balance        Loan Balance
----------------------------------------------------------------------------------------------------------------------
  6.01            -           7.00                      1                         $     77,934.79            0.05%
  7.01            -           8.00                     43                            5,723,205.74            3.52
  8.01            -           9.00                    165                           20,270,689.57           12.47
  9.01            -          10.00                    582                           56,674,485.00           34.87
 10.01            -          11.00                    685                           58,347,060.31           35.90
 11.01            -          12.00                    223                           16,529,774.49           10.17
 12.01            -          13.00                     69                            4,220,991.73            2.60
 13.01            -          14.00                     10                              443,796.01            0.27
 14.01            -          15.00                      3                              179,506.97            0.11
 15.01            -          16.00                      2                               54,718.66            0.03
----------------------------------------------------------------------------------------------------------------------

Total:                                               1,783                        $162,522,163.27          100.00%
----------------------------------------------------------------------------------------------------------------------




Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials

Group II Home Equity Loans

                                   Days Delinquent - Adjustable Rate Loans


                                   Number of                          Aggregate                       % of Aggregate
Days Delinquent                    Home Equity Loans                Loan Balance                        Loan Balance
----------------------------------------------------------------------------------------------------------------------
30-59 DAYS                                42                         $  2,411,159.81                         1.48%
60-89 DAYS                                 4                              384,425.94                         0.24
CURRENT                                1,737                          159,726,577.52                        98.28
----------------------------------------------------------------------------------------------------------------------

Total:                                 1,783                         $162,522,163.27                       100.00%


                                      Credit Score - Adjustable Rate Loans


                                  Number of                          Aggregate                         % of Aggregate
Credit Score                      Home Equity Loans                 Loan Balance                        Loan Balance
----------------------------------------------------------------------------------------------------------------------
A                                        983                         $ 99,800,455.69                        61.41%
B                                        406                           33,344,028.23                        20.52
C                                        362                           27,756,253.66                        17.08
D                                         32                            1,621,425.69                         1.00
----------------------------------------------------------------------------------------------------------------------

Total:                                 1,783                         $162,522,163.27                       100.00%


                                        Product Type - Adjustable Rate Loans


                                 Number of                            Aggregate                        % of Aggregate
Product Type                     Home Equity Loans                   Loan Balance                       Loan Balance
----------------------------------------------------------------------------------------------------------------------
2/28 LIBOR                             1,204                         $107,590,385.78                        66.20%
3/27 LIBOR                               350                           31,422,139.51                        19.33
6 MO LIBOR no neg. am                    229                           23,509,637.98                        14.47
----------------------------------------------------------------------------------------------------------------------

Total:                                 1,783                         $162,522,163.27                       100.00%
----------------------------------------------------------------------------------------------------------------------



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials



Group II Home Equity Loans

    Statistical Calculation Date Debt to Income Ratio - Adjustable Rate Loans

Range of Debt                Number of                        Aggregate      % of Aggregate
to Income Ratio              Home Equity Loans              Loan Balance      Loan Balance
-------------------------------------------------------------------------------------------
   0      -   5.00                 1                     $    134,828.14          0.08%
  5.01    -  10.00                 5                          688,496.96          0.42
 10.01    -  15.00                35                        1,772,808.60          1.09
 15.01    -  20.00                82                        5,039,202.84          3.10
 20.01    -  25.00               120                        8,920,398.71          5.49
 25.01    -  30.00               210                       16,972,151.92         10.44
 30.01    -  35.00               225                       18,818,436.83         11.58
 35.01    -  40.00               287                       26,614,228.78         16.38
 40.01    -  45.00               320                       30,889,725.80         19.01
 45.01    -  50.00               401                       40,593,490.44         24.98
 50.01    -  55.00                87                       10,622,417.30          6.54
 55.01    -  60.00                 8                        1,311,737.15          0.81
 60.01    -  65.00                 1                           31,156.87          0.02
 65.01    -  70.00                 1                          113,082.93          0.07
-------------------------------------------------------------------------------------------

Total:                         1,783                     $162,522,163.27        100.00%




                                                      Loan Purpose - Adjustable Rate Loans

                            Number of                        Aggregate      % of Aggregate
Loan Purpose                Home Equity Loans              Loan Balance      Loan Balance
-------------------------------------------------------------------------------------------
CASH OUT REFI                    495                     $ 44,565,736.48         27.42%
DEBT CONSOLIDATION               657                       58,031,460.32         35.71
HOME IMPROVEMENT                  49                        4,319,141.15          2.66
NEW CONSTRUCTION                   3                          217,784.60          0.13
PURCHASE                         389                       38,880,166.79         23.92
RATE/TERM REFI                    44                        4,857,029.93          2.99
OTHER                            146                       11,650,844.00          7.17
-------------------------------------------------------------------------------------------

Total:                         1,783                     $162,522,163.27        100.00%
-------------------------------------------------------------------------------------------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-1
--------------------------------------------------------------------------------
                             Computational Materials


Group II Home Equity Loans

                              Documentation Level - Adjustable Rate Loans



                         Number of                         Aggregate           % of Aggregate
Documentation Level      Home Equity Loans               Loan Balance           Loan Balance
----------------------------------------------------------------------------------------------
FULL DOC                     1,548                      $138,329,516.09             85.11%
LIMITED                        121                        12,532,285.27              7.71
NO DOC                         114                        11,660,361.91              7.17
----------------------------------------------------------------------------------------------

Total:                       1,783                      $162,522,163.27            100.00%





                               Prepay Penalty - Adjustable Rate Loans

                         Number of                         Aggregate            % of Aggregate
Prepay Penalty           Home Equity Loans                Loan Balance          Loan Balance
----------------------------------------------------------------------------------------------
Y                            1,510                      $133,763,711.32             82.30%
N                              273                        28,758,451.95             17.70
----------------------------------------------------------------------------------------------

Total:                       1,783                      $162,522,163.27            100.00%
----------------------------------------------------------------------------------------------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.